SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                                (Amendment No. )
Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement            [ ] Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                     CLOVER APPRECIATION PROPERTIES I, L.P.
-------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

-------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ ] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or
    14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.
[ ] $500 per each party to the controversy pursuant to Exchange Act
    Rule 14a-6(i)(3).
[X] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
(1) Title of each class of securities to which transaction applies:
    Units of Limited Partnership Interest ("Units")
-------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
 3,591 Units
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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): Calculated by dividing the aggregate value of the transaction set forth under (4) below ($540,000) by the aggregate number of Units outstanding on November 2, 1996 ($150).
-------------------------------------------------------------------------------
     (4) The proposed maximum aggregate value of the transaction: $540,000 estimated solely for the purpose of calculating the filing fee required by Rule 0-11 and computed by adding (a) $465,000, the amount expected to be received by the Registrant as a result of the Sale described in the accompanying Proxy Statement which will subsequently be distributed to the Limited Partners, and
(b) $75,000, the amount of cash currently held by the Partnership which is expected to be distributed to the Limited Partners in the liquidation of the Partnership (excluding $47,000 in estimated reserves). The proposed maximum aggregate value represents the maximum amount under the two Proposals presented in the Proxy Statement.
-------------------------------------------------------------------------------
     (5) Total fee paid: $108, equal to 1/50th of 1% of the proposed maximum aggregate value of the transaction set forth under (4) above.
-------------------------------------------------------------------------------
[ ] Fee paid previously.
-------------------------------------------------------------------------------
[X] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1) Amount Previously Paid: $72
-------------------------------------------------------------------------------
          (2) Form, Schedule or Registration Statement No.:
                Preliminary Schedule 14A
-------------------------------------------------------------------------------
          (3) Filing Party: Clover Appreciation Properties I, L.P.
-------------------------------------------------------------------------------
          (4) Date Filed: October 3, 1996
-------------------------------------------------------------------------------

               [CLOVER APPRECIATION PROPERTIES I, L.P. Letterhead]



                                                     November 2, 1996



To the Limited Partners of
Clover Appreciation Properties I, L.P.:

Dear Limited Partner:

     You are cordially invited to attend a special meeting (the "Special Meeting") of limited partners (the "Limited Partners") of Clover Appreciation Properties I, L.P. (the "Partnership"), called by the general partner of the Partnership, Crown Management Corporation, a New Jersey corporation (the "General Partner"), to be held at 23 West Park Avenue, Merchantville, New Jersey 08109, on November 27, 1996 at 10:00 a.m., local time, and at any adjournment thereof.

     At this Special Meeting, you will be asked to consider and vote upon two separate proposals which concern the sale of The Royal Wood Apartments (the "Royal Wood Apartments"). The first proposal is to approve a specific sale of the Royal Wood Apartments to Strand Inc. (the "Buyer"), pursuant to the terms of an Agreement of Sale between the Partnership and the Buyer which is expected to be entered into on or about November 15, 1996, for a purchase price of $7,800,000 (the "Sale"). The General Partner will distribute the net Sale proceeds and remaining cash (after reserves) to the Limited Partners. If the Sale is approved and certain other conditions are satisfied, the Sale will be completed and the Partnership will be terminated and dissolved. Therefore, approval of the Sale will also be deemed a consent to the termination and dissolution of the Partnership (upon the completion of the Sale).

     At the Special Meeting, you will also be asked to consider a second proposal which will authorize the sale of the Royal Wood Apartments to another buyer ("Alternative Sale"), if approved by the General Partner. An Alternative Sale only will be authorized if the Sale is approved, but is not completed for any reason. In addition, an Alternative Sale will have to be completed prior to December 31, 1999 for a purchase price not less than the fair market value of the Royal Wood Apartments (as set forth in an appraisal dated within nine months of the execution of an Alternative Sale agreement), and the purchaser in such transaction cannot be an affiliate of the General Partner. Approval of an Alternative Sale will also be a consent to the termination and dissolution of the Partnership (upon the completion of an Alternative Sale). No additional vote of the Limited Partners will be sought with respect to any particular Alternative Sale.

     Each of the proposals requires approval by the holders of more than 50% of the outstanding units of limited partnership interests ("Units") in the Partnership.

     Attached hereto is a Proxy Statement, dated November 2, 1996, which contains information relating to the two proposals, together with a Proxy which authorizes the General Partner to vote Units with respect to the two proposals at the meeting and any adjournment thereof. In view of the importance of both proposals, you are urged to review the enclosed Proxy Statement promptly and carefully, and to discuss it with your financial, legal and tax advisors.

     Regardless of whether you expect to be present at the Special Meeting in person, please complete and promptly return the enclosed Proxy in the accompanying envelope so that your Unit(s) may be represented and voted at the Special Meeting. Proxies in the form enclosed, properly executed and duly returned, will be voted in accordance with the instructions thereon. Additionally, the Proxy delegates discretionary authority to the General Partner with respect to any other business which may properly come before the Special Meeting or any adjournment or postponement thereof, including, without limitation, any proposal to adjourn or postpone the Special Meeting. A Limited Partner who has given a Proxy may revoke it by filing an instrument revoking it, by submitting a duly executed Proxy bearing a later date or by voting in person at the Special Meeting. Properly executed Proxies that are returned, but in which no direction on a proposal is given, will be voted for the proposal and in the discretion of the General Partner upon such other matters as may properly come before the Special Meeting.

     Please return the enclosed Proxy in the pre-addressed and stamped envelope as promptly as possible. Questions and requests for assistance may be directed to Beacon Hill Partners, Inc., a proxy solicitation firm, at 800-253-3814.


                                      Very truly yours,

                                      CROWN MANAGEMENT CORPORATION,
                                      General Partner of Clover
                                      Appreciation Properties I, L.P.



                                      By: /s/ Donald N. Love
                                         ------------------------------
                                          Donald N. Love
                                          President

Merchantville, New Jersey
Dated:  November 2, 1996

                     CLOVER APPRECIATION PROPERTIES I, L.P.


                  NOTICE OF SPECIAL MEETING OF LIMITED PARTNERS
                    OF CLOVER APPRECIATION PROPERTIES I, L.P.

                          TO BE HELD NOVEMBER 27, 1996


     NOTICE IS HEREBY GIVEN, that a special meeting ("Special Meeting") of the limited partners (the "Limited Partners") of Clover Appreciation Properties I, L.P. (the "Partnership") called by the general partner of the Partnership, Crown Management Corporation (the "General Partner"), will be held at 23 West Park Avenue, Merchantville, New Jersey 08109, on November 27, 1996 at 10:00 a.m., local time, for the following purposes:

     1. To approve the proposed sale (the "Sale Proposal") of The Royal Wood Apartments (the "Royal Wood Apartments") by the Partnership. The General Partner proposes that the Royal Wood Apartments be sold to Strand Inc. (the "Buyer"), pursuant to the terms of an Agreement of Sale between the Partnership and the Buyer which the parties expect to execute on or about November 15, 1996 (the "Sale Agreement"), for a purchase price of $7,800,000 (the "Sale"), and that the General Partner be authorized to negotiate any final changes to the Sale Agreement prior to execution and to agree on behalf of the Partnership to modifications, amendments and waivers to the final Sale Agreement which the General Partner determines to be necessary or appropriate, including changes in the amount and type of consideration to be received by the Partnership. As a consequence thereof, you are being asked to authorize the Partnership to sell all of the Partnership's interest in the Royal Wood Apartments. The Sale Proposal requires approval by the holders of more than 50% of the outstanding units of limited partnership interests (each a "Unit") in the Partnership ("Majority Vote"). The General Partner will distribute the net Sale proceeds and remaining cash (after reserves) to the Limited Partners. If the Sale Proposal is approved by a Majority Vote of the Limited Partners, and the other conditions to the closing have been met, the Sale will be completed and the Partnership will be terminated and dissolved. Therefore, approval of the Sale Proposal will also be deemed to be a consent to the termination and dissolution of the Partnership (upon the completion of the Sale).

     2. To approve a second proposal (the "Alternative Sale Proposal") which would authorize the sale of the Royal Wood Apartments by the Partnership to another buyer

          ("Alternative Sale"), if approved by the General Partner. However, an Alternative Sale only would be authorized if (i) the Sale Proposal is approved by a Majority Vote, but the Sale is not completed for any reason, (ii) the Alternative Sale is completed by December 31, 1999 for cash consideration not less than the fair market value of the Royal Wood Apartments (as set forth in an appraisal dated within nine months of the execution of an Alternative Sale agreement) and
          (iii) the buyer in the Alternative Sale is not an affiliate of the General Partner. The Alternative Sale Proposal must be approved by a Majority Vote. If the Sale to the Buyer does not close for any reason and an Alternative Sale is completed, the Partnership will be terminated and dissolved. Therefore, approval of the Alternative Sale Proposal will also be deemed to be a consent to the termination and dissolution of the Partnership (upon the completion of an Alternative
          Sale). No additional vote of the Limited Partners will be sought with respect to any particular Alternative Sale.

     Matters incidental to the conduct of the Special Meeting which are properly brought before the Special Meeting may also be voted upon at the Special Meeting. The General Partner has fixed the close of business on October 30, 1996 as the record date for determination of the Limited Partners entitled to notice of and to vote at the Special Meeting. The presence in person or by proxy of holders of a majority of the Units will constitute a quorum at the Special Meeting. Abstentions will be counted in determining whether a quorum is present. Whether or not a quorum is present or represented at the Special Meeting, the holders of a majority of the Units present or represented by proxy may adjourn the Special Meeting from time to time without further notice to the Limited Partners.

     THE GENERAL PARTNER RECOMMENDS THAT YOU VOTE FOR BOTH OF THE ABOVE PROPOSALS AND URGES YOU TO SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE. THE PROXY SHOULD BE RETURNED IN THE ENCLOSED ENVELOPE. IT IS IMPORTANT THAT YOUR UNITS BE REPRESENTED AT THE SPECIAL MEETING. EVEN IF YOU PLAN TO ATTEND THE SPECIAL MEETING, THE GENERAL PARTNER REQUESTS THAT YOU PROMPTLY SIGN, DATE AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE. PROXIES IN THE FORM ENCLOSED, PROPERLY EXECUTED AND DULY RETURNED, WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS THEREON. ADDITIONALLY, THE PROXY DELEGATES DISCRETIONARY AUTHORITY TO THE GENERAL PARTNER WITH RESPECT TO ANY OTHER BUSINESS WHICH MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF, INCLUDING, WITHOUT LIMITATION, ANY PROPOSAL TO ADJOURN OR POSTPONE THE SPECIAL MEETING. A LIMITED PARTNER WHO HAS GIVEN A PROXY MAY REVOKE IT BY FILING AN INSTRUMENT REVOKING IT, BY SUBMITTING A DULY EXECUTED PROXY BEARING A LATER DATE OR BY VOTING IN PERSON AT THE SPECIAL MEETING. PROPERLY EXECUTED PROXIES THAT ARE RETURNED, BUT IN WHICH NO DIRECTION ON A PROPOSAL IS GIVEN, WILL BE VOTED FOR THE

PROPOSAL AND IN THE DISCRETION OF THE GENERAL PARTNER UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING.

     A complete list of Limited Partners entitled to vote at the Special Meeting will be open to the examination of any Limited Partner, upon reasonable request and notice, during ordinary business hours at the executive offices of the General Partner, located at 23 West Park Avenue, Merchantville, New Jersey 08109.

     Information concerning the matters to be acted upon at the Special Meeting is set forth in the accompanying Proxy Statement.

                                      CROWN MANAGEMENT CORPORATION,
                                      General Partner of Clover
                                      Appreciation Properties I, L.P.



                                      By: /s/ Donald N. Love
                                         ------------------------------
                                          Donald N. Love
                                          President


Merchantville, New Jersey
Dated: November 2, 1996

                     CLOVER APPRECIATION PROPERTIES I, L.P.
                               23 West Park Avenue
                         Merchantville, New Jersey 08109


                                 PROXY STATEMENT
                                       FOR
                       SPECIAL MEETING OF LIMITED PARTNERS
                                       OF
                     CLOVER APPRECIATION PROPERTIES I, L.P.

                          TO BE HELD NOVEMBER 27, 1996


     This Proxy Statement and the accompanying Notice of Special Meeting of Limited Partners and form of Proxy are first being mailed to limited partners (each a "Limited Partner", and collectively, the "Limited Partners") of Clover Appreciation Properties I, L.P. (the "Partnership"), a limited partnership formed in June 1988 under the Revised Uniform Limited Partnership Act of the State of Delaware ("Delaware Act"), on or about November 2, 1996. A special meeting of Limited Partners ("Special Meeting") will be held at 23 West Park Avenue, Merchantville, New Jersey 08109, on November 27, 1996, at 10:00 a.m., local time, to consider two proposals concerning the sale of The Royal Wood Apartments (the "Royal Wood Apartments" or the "Property").


                                  INTRODUCTION

     In the first proposal (the "Sale Proposal"), the General Partner proposes that the Royal Wood Apartments be sold to Strand Inc. (the "Buyer"), pursuant to the terms of an Agreement of Sale between the Partnership and the Buyer which is expected to be entered into on or about November 15, 1996 (the "Sale Agreement"), for a purchase price (the "Purchase Price") of $7,800,000 (the "Sale"). The Buyer is not an affiliate of the General Partner. As a consequence thereof, you are being asked to authorize the Partnership to sell all of the Partnership's interest in the Royal Wood Apartments. The Sale Proposal requires the approval by the holders of more than 50% of the outstanding units of limited partnership interests (each a "Unit") in the Partnership ("Majority Vote"). If the Sale Proposal is approved by a Majority Vote of the Limited Partners, and the other conditions to the closing have been met (as set forth in the Sale Agreement and discussed in this Proxy Statement), the Sale will be completed and the Partnership will be terminated and dissolved. Therefore, approval of the Sale Proposal will also be deemed a consent to the termination and dissolution of the Partnership (upon the completion of the Sale). The Partnership will distribute the net proceeds and remaining cash (after reserves) to the Limited Partners, estimated to amount to $150 per Unit.

     At the Special Meeting, you will be asked to consider a second proposal ("Alternative Sale Proposal") which will authorize a sale of the Royal Wood Apartments by the Partnership to another buyer ("Alternative Sale"), if approved by the General Partner. However, an Alternative Sale only will be authorized if
(i) the Sale Proposal is approved by a Majority Vote, but the Sale is not completed for any reason, (ii) the Alternative Sale is completed by December 31, 1999 for cash consideration not less than the fair market value of the Royal Wood Apartments (as set forth in an appraisal dated within nine months of the execution of an Alternative Sale agreement) and (iii) the buyer in an Alternative Sale is not an affiliate of the General Partner. The Alternative Sale Proposal must be approved by a Majority Vote. If the Sale to the Buyer does not close for any reason and an Alternative Sale is completed, the Partnership will be terminated and dissolved. Therefore, approval of the Alternative Sale Proposal will also be deemed to be a consent to the termination and dissolution of the Partnership (upon the completion of an Alternative Sale).

     In considering and voting upon the proposals, Limited Partners should carefully consider that, even if the Sale Proposal and the Alternative Sale Proposal (collectively, the "Proposals") are adopted:

     1. There can be no assurance that the Sale will be completed on the terms set forth in the Sale Agreement, or at all, or that the distribution per Unit estimated to result therefrom will be received.

     2. Approval of the Sale Agreement and the transactions contemplated thereby by a Majority Vote will also authorize the General Partner, without further Limited Partner notice and approval, to agree on behalf of the Partnership to any modifications, amendments and waivers to the current version and final executed copy of the Sale Agreement which the General Partner determines to be necessary or appropriate, including changes in the amount and type of consideration to be received by the Partnership.

     3. If the Sale is not completed, the General Partner will not, by virtue of the Alternative Sale Proposal or otherwise, be under any obligation to obtain and complete an Alternative Sale.

     4. There can be no assurance that an Alternative Sale will be obtained or completed, or that the terms (including price) of any Alternative Sale will be as favorable to the Partnership as those of the Sale.

     5. A specific Alternative Sale will not require or be submitted for Limited Partners' approval at a later date.




     The accompanying Proxy is solicited on behalf of the General Partner to be voted at the Special Meeting. In addition to the original solicitation by mail, the proxies may be solicited in person or by telephone. All expenses of this solicitation, including the cost of preparing and mailing this Proxy Statement, will be paid by the Partnership.

     Proxies in the form enclosed, properly executed and duly returned, will be voted in accordance with the instructions thereon. Additionally, the Proxy delegates discretionary authority to the General Partner with respect to any other business which may properly come before the Special Meeting or any adjournment or postponement thereof, including, without limitation, any proposal to adjourn or postpone the Special Meeting. A Limited Partner who has given a Proxy may revoke it by filing an instrument revoking it, by submitting a duly executed Proxy bearing a later date or by voting in person at the Special Meeting. Properly executed Proxies that are returned, but in which no direction on a Proposal is given, will be voted for the Proposal, and in the discretion of the General Partner, for such other matters as may properly come before the Special Meeting.

     The Partnership has only one class of limited partners and no Limited Partner has a right of priority over any other Limited Partner. The participation of the Limited Partners is divided into Units, and each Limited Partner owns one Unit for each $1,000 of capital contributed by such Limited Partner to the Partnership. Each of the Proposals will be adopted only if approved by a Majority Vote. Each Unit is entitled to one vote on each of the Proposals.

     As of October 30, 1996 (the "Record Date"), the Partnership had 3,591 Units outstanding, held by 351 holders. There is no established trading market for the Units. The Partnership is not aware of any person or group of persons who owns more than 5% of the outstanding Units. Only Limited Partners on the Record Date will be entitled to notice of and to vote at the Special Meeting.

     THE GENERAL PARTNER BELIEVES THAT THE SALE OF THE PROPERTY IS IN THE BEST INTERESTS OF THE LIMITED PARTNERS AND RECOMMENDS THAT THE LIMITED PARTNERS VOTE FOR THE SALE TO THE BUYER AND VOTE FOR AN ALTERNATIVE SALE TO ANOTHER BUYER, IF THE SALE PROPOSAL IS APPROVED, BUT FOR ANY REASON THE SALE IS NOT COMPLETED.

                                TABLE OF CONTENTS

                                                                         Page
                                                                         ----


INTRODUCTION............................................................  i

 PROXY STATEMENT SUMMARY................................................  1
         The Special Meeting............................................  1
         Matters to be Considered.......................................  1
         Sale Proposal..................................................  1
         Structure of the Sale..........................................  2
         Alternative Sale Proposal......................................  2
         Dissenters' or Appraisal Rights................................  2
         Recommendation of the General Partner..........................  3
         Material Factors to be Considered..............................  3
         Voting Requirements ...........................................  4
         Consequences if Proposals Not Approved.........................  4
         Income Tax Consequences........................................  5

SPECIAL MEETING OF LIMITED PARTNERS.....................................  7
         Meeting Information Regarding Proxies..........................  7
         Procedures for Completing Proxies..............................  8
         Voting Requirements............................................  8
         Dissenters' or Appraisal Rights................................  9

THE PARTNERSHIP......................................................... 10
         Business of the Partnership.................................... 10

Outstanding Real Estate Note............................................ 10
         Property of the Partnership.................................... 11
         Security Ownership of Directors and Officers of the
         General Partner................................................ 13

BACKGROUND AND REASONS FOR THE PROPOSED SALE ........................... 14
         The Buyer...................................................... 14
         Background of the Sale......................................... 14
         Material Factors to be Considered in Connection with
         the Sale Proposal and the Alternative Sale
         Proposal ...................................................... 14

DESCRIPTION OF THE PROPOSALS............................................ 17
         General Discussion of Proposed Sale and the Proposed
         Alternative Sale............................................... 17
         Regulatory Compliance.......................................... 19
         Consequences If Proposals Are Not Approved..................... 19

DISTRIBUTIONS TO LIMITED PARTNERS....................................... 19
         Sale........................................................... 19
         Alternative Sale............................................... 21

                                                                        Page
                                                                        ----

ACCOUNTING TREATMENT.................................................... 22

INCOME TAX CONSEQUENCES................................................. 23
         Sale Proposal.................................................. 23
         Alternative Sale Proposal...................................... 26

OTHER RELEVANT INFORMATION.............................................. 27

SELECTED HISTORICAL FINANCIAL DATA INFORMATION.......................... 28

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL
CONDITION AND RESULTS OF OPERATIONS..................................... 29

INDEX TO FINANCIAL STATEMENTS........................................... 32

                             PROXY STATEMENT SUMMARY


     THE FOLLOWING IS A SUMMARY OF CERTAIN INFORMATION CONTAINED ELSEWHERE IN THIS PROXY STATEMENT AND DOES NOT PURPORT TO BE COMPLETE. THIS SUMMARY IS QUALIFIED IN ALL RESPECTS BY THE REMAINDER OF THIS PROXY STATEMENT, WHICH SHOULD BE READ IN ITS ENTIRETY.


The Special
Meeting The Special Meeting will be held on November 27, 1996, commencing at 10:00 a.m., at 23 West Park Avenue, Merchantville, New Jersey 08109. Holders of Units at the close of business on the Record Date are entitled to notice of and to vote at the Special Meeting.

                           Each Unit entitles the holder thereof to one vote. On the Record Date, 3,591 Units were outstanding, held by 351 holders.


Matters to be
Considered                 At the Special Meeting, Limited Partners will be
                           asked to consider and vote upon the two Proposals which involve the sale of the Royal Wood Apartments by the Partnership.

Sale
Proposal The General Partner proposes that the Royal Wood Apartments be sold by the Partnership to the Buyer pursuant to the terms of the Sale Agreement for a purchase price of $7,800,000, and that the General Partner be authorized to negotiate any final changes to the Sale Agreement prior to execution and to agree on behalf of the Partnership to modifications, amendments and waivers to the Sale Agreement which the General Partner determines to be necessary or appropriate, including changes in the amount and type of consideration to be received by the Partnership. As a consequence thereof, you are being asked to authorize the Partnership to sell all of the Partnership's interest in the Royal Wood Apartments. If the Sale Proposal is approved by a Majority Vote, and the other conditions to the closing have been met (as set forth in the Sale Agreement and discussed in this Proxy Statement), the Sale will be completed and the Partnership will be terminated and dissolved. Therefore, approval of the Sale Proposal will also be deemed a consent to the termination and dissolution of the Partnership (upon the completion of the Sale).

Structure of
the Sale The Sale is structured as an all cash "as is" sale of the Royal Wood Apartments, which constitutes all of the assets of the Partnership. The Sale will allow the Limited Partners to obtain a cash distribution (after satisfaction of certain expenses arising out of the Sale and an outstanding Real Estate Note discussed further below) based upon the current value of the Royal Wood Apartments, which cash can be invested in alternative investments, and will eliminate the further expense of operating the Partnership as a publicly-held entity.


Alternative
Sale
Proposal At the Special Meeting, you will also be asked to consider the Alternative Sale Proposal, which would authorize the sale of the Royal Wood Apartments by the Partnership to another buyer, if approved by the General Partner. The Alternative Sale transaction only will be authorized if (i) the Sale Proposal is approved by a Majority Vote, but the Sale is not completed for any reason, (ii) the Alternative Sale is completed by December 31, 1999 for cash consideration not less than the fair market value of the Royal Wood Apartments (as set forth in an appraisal dated within nine months of the execution of an Alternative Sale agreement) and
                           (iii) the buyer in an Alternative Sale is not an affiliate of the General Partner. The Alternative Sale Proposal must be approved by a Majority Vote. If the Sale to the Buyer does not close for any reason and an Alternative Sale is completed, the Partnership will be terminated and dissolved. Therefore, approval of this Alternative Sale Proposal will also be deemed a consent to the termination and dissolution of the Partnership (upon the completion of an Alternative Sale). No additional vote of the Limited Partners will be sought with respect to any particular Alternative Sale.

Dissenters'
or Appraisal
Rights Limited Partners who vote against either of the Proposals will not be entitled to dissenters' or appraisal rights under Delaware law or under the Partnership Agreement between the General Partner and the Limited Partners, dated June 1988, as amended and restated (the "Partnership Agreement").

Recommendation
of the General
Partner The General Partner is soliciting proxies from the Limited Partners to be used at the Special Meeting, and at any adjournments thereof.

                           After reviewing all relevant information, the General Partner believes that the terms of the two Proposals are fair and reasonable to the Partnership and the Limited Partners, and is recommending that the Limited Partners vote for both Proposals.

Material
Factors to be
Considered                 The General Partner considered the following
                           material factors that weigh in favor of the Sale
                           Proposal and the Alternative Sale Proposal: (1) the possibility that the Partnership will not have adequate cash to repay the Real Estate Note (as amended, the "Note") held by Aetna Life Insurance
                           Company (the "Lender") when it becomes due on July
                           1, 1997, and the potential foreclosure on the Royal
                           Wood Apartments if the Lender is unwilling to negotiate an extension of the maturity date or if the Partnership is unable to obtain alternate financing to satisfy the Note; (2) the potential for increased operating and maintenance expenses required in future years as the Royal Wood
                           Apartments age; (3) certain risks applicable to the ownership of apartment complexes, including competition from other rental apartment and townhouse developments in the Atlanta/Stone
                           Mountain area, and adverse local market conditions due to changes in the economic conditions in the Atlanta/Stone Mountain region or nationally;
                           (4) the administrative costs necessary to operate the Partnership as a public entity; (5) the potential for Limited Partners to realize higher returns on the cash distributed from the Sale than they otherwise would receive if the Royal Wood Apartments were not sold; (6) the lack of an established trading market for the Units; and (7) the tax return requirements and associated expenses as a result of owning the Units.

                           The General Partner considered the following material factors that weigh against the Sale Proposal and the Alternative Sale Proposal: (1) the possibility that future rental income could more than offset future operating and maintenance costs and, as a result, cash flow distributions to the Limited Partners could thereby resume; and
                           (2) the possibility of eventually obtaining a higher purchase price for the Royal Wood Apartments if it is not sold in the foreseeable future.

                           The General Partner has concluded that, on balance, the sale of the Property is in the best interests of the Limited Partners, and therefore recommends that the Limited Partners consent to the Sale Proposal and the Alternative Sale Proposal.

Voting
Requirements               A Majority Vote of the Limited Partners is required
                           to approve each of the Proposals. Abstentions with respect to any Proposal will have the same effect as votes against the Proposal, because approval requires a vote in favor of the Proposal. Approval of the Alternative Sale Proposal is conditioned upon a Majority Vote in favor of the Sale Proposal.
                           Limited Partners at the close of business on the Record Date are entitled to notice of the Special
                           Meeting and to vote with respect to both Proposals.

                           The presence at the Special Meeting in person or by proxy of at least a majority of the Units is necessary to constitute a quorum. Abstentions will be counted in determining whether a quorum is present. Whether or not a quorum is present or represented at the Special Meeting, the holders of a majority of the Units present or represented by proxy may adjourn the Special Meeting from time to time without further notice to the Limited Partners.

Consequences if
Proposals Not
Approved If the Proposals are not approved by a Majority Vote, the Partnership would continue to operate the Royal Wood Apartments and the General Partner would consider other sale opportunities if and as they became available. In addition, the General Partner would be required to solicit the approval of the Limited Partners with respect to any subsequent sale of the Royal Wood Apartments and to incur the additional costs necessary to solicit the approval of the Limited Partners at such later point in time.

                           Also, if the Proposals are not approved and the Royal Wood Apartments are not sold prior to July 1, 1997, the Partnership may not be able to satisfy the Note on July 1, 1997 as required, and if it is unable to negotiate an extension of the Note or obtain alternate financing at that time, the Lender may foreclose on the Property which may result in the Partnership filing for bankruptcy.


Income Tax
Consequences               If the Sale is completed, the General Partner
                           anticipates that the Partnership will report a loss from the Sale, which will be allocated to the Limited Partners. Since the Royal Wood Apartments are real property used in a trade or business, the character of the loss on the Sale is determined under Section 1231 ("Section 1231") of the Internal
                           Revenue Code of 1986, as amended (the "Code"). A taxpayer's gains and losses from all property subject to the provisions of Section 1231 in any taxable year are combined and, in general, a net gain is treated as a capital gain while a net loss is treated as an ordinary loss. The loss realized from the Sale would be treated as a passive activity loss subject to the provisions of Section
                           469 of the Code.

                           In addition to the loss on the Sale, the General Partner anticipates that the Partnership will report income from operations in the year of the Sale. This income will also be allocated to the Limited Partners and will be treated as passive activity income subject to the provisions of Section 469 of the Code.

                           The Sale by the Partnership and the subsequent distribution by the Partnership of the net proceeds of the Sale and the liquidation of the Partnership will constitute a complete disposition by a Limited Partner of his interest in the Partnership (unless he has elected to aggregate his limited partnership interest with other similar interests). Consequently, the excess of (1) the sum of any loss from the Partnership for the taxable year in which the Sale occurs (including losses carried over from prior years, if any) plus any losses realized on the Sale, over (2) a Limited Partner's net income or gain for such taxable year from all passive activities (including income or gain from the Partnership or resulting from the Sale or dissolution of the Partnership) may be deducted by a Limited Partner against nonpassive income.

                           If a cash distribution from a liquidation and dissolution exceeds a Limited Partner's adjusted tax basis in his Units, such excess will be treated as a gain realized by the Limited Partner on the Sale of his Unit. Similarly, the excess of a Limited Partner's adjusted tax basis in his Unit over the amount distributed to the Limited Partner will be treated as a loss realized by the Limited Partner on the Sale of his Unit. Such gains or losses will be treated as long term capital gains or losses in the cases of Units held for more than 12 months; provided that the Limited Partner is not considered to be a "Dealer" with respect to the Units. A "Dealer" is one who holds property, primarily for sale to customers in the ordinary course of business. Gains or losses on the liquidation of the Partnership in respect of a Unit must be reported separately by each Limited Partner and will depend upon each Limited Partner's basis in his own Units.

                           Based on the complexities of the federal income tax laws and because the tax consequences may vary depending upon a holder's individual circumstances or tax status, it is recommended that each Limited Partner consult his tax advisor concerning the Federal (and any applicable state, local or other) tax consequences of the liquidation and dissolution of the Partnership pursuant to a Sale or Alternative Sale. See "Income Tax Consequences."

                       SPECIAL MEETING OF LIMITED PARTNERS


Meeting Information Regarding Proxies

     This Proxy Statement is being furnished to the Limited Partners on the Record Date in connection with both Proposals described herein.

     Accompanying this Proxy Statement is a Proxy solicited by and on behalf of the General Partner for use at the Special Meeting of Limited Partners to be held on November 27, 1996, at 23 West Park Avenue, Merchantville, New Jersey 08109, at 10:00 a.m., local time, and at any adjournments thereof. Even those Limited Partners intending to attend are requested to complete and return their Proxies promptly. All Limited Partners are invited to attend the Special Meeting. Proxies in the form enclosed, properly executed and duly returned, will be voted in accordance with the instructions thereon. Additionally, the Proxy delegates discretionary authority to the General Partner with respect to any other business which may properly come before the Special Meeting or any adjournment or postponement thereof, including, without limitation, any proposal to adjourn or postpone the Special Meeting.

     All questions as to the form of documents and the validity of Proxies will be determined by the General Partner, which determinations will be final and binding. The General Partner reserves the right to waive any defects or irregularities in any Proxy. The Limited Partners will be notified promptly in writing before the Special Meeting of any material changes in the terms of the Proposals that are made after the date of this Proxy Statement.

     Questions and requests for assistance or for additional copies of the Proxy Statement and Proxy may be directed to Beacon Hill Partners, Inc., a proxy solicitation firm, at 800-253-3814. In addition to soliciting Proxies by mail, Proxies may be solicited in person and by telephone. The anticipated fees to be paid by the Partnership on behalf of the Partnership to Beacon Hill Partners, Inc. are $2,600 plus reasonable out of pocket expenses, estimated to approximate $2,400. Beacon Hill Partners, Inc.'s responsibilities shall include contacting Limited Partners by telephone to solicit proxies and providing the General Partner with statistical results of votes.

     BDO Seidman, LLP is the Partnership's independent auditor. Representatives of BDO Seidman, LLP are expected to be available for the Special Meeting. Such representatives will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

Procedures for Completing Proxies

     Limited Partners are requested to complete and return their Proxy as soon as possible. If Units stand in the names of two or more persons, all such persons must sign the Proxy. A Limited Partner who has given a Proxy may revoke it by filing an instrument revoking it, by submitting a duly executed Proxy bearing a later date or by voting in person at the Special Meeting. Properly executed Proxies that are returned, but in which no direction on a Proposal is given, will be voted for the Proposal and in the discretion of the General Partner upon such other matters as may properly come before the Special Meeting.

     A Proxy or its revocation will be deemed to have been submitted to the Partnership on the date it is either given personally or mailed to the General Partner at the following address:

                     Clover Appreciation Properties I, L.P.
                     c/o IFGP Corporation
                     P.O. Box 2347
                     Greenville, S.C.  29602
                     Attention:  Paula C. Krause


Voting Requirements

     If a Majority Vote in favor of the Sale Proposal is received and certain other conditions are satisfied, the Sale will be completed. In the event that a Majority Vote is obtained in support of the Sale Proposal, but the Sale to the Buyer does not close for any reason, and a Majority Vote is received in favor of the Alternative Sale Proposal, the Royal Wood Apartments may be sold to another buyer. Upon the completion of the Sale or an Alternative Sale, the Partnership will be terminated and dissolved.

     The Record Date for determining the Limited Partners entitled to notice of and to vote at the Special Meeting is October 30, 1996. On the Record Date, the Partnership had 3,591 Units outstanding, held by 351 holders.

     The presence at the Special Meeting in person or by proxy of at least a majority of the Units is necessary to constitute a quorum. Abstentions will be counted in determining whether a quorum is present. Whether or not a quorum is present or represented at the Special Meeting, the holders of a majority of the Units present or represented by proxy may adjourn the Special Meeting from time to time without further notice to the Limited Partners. Abstentions with respect to any Proposal will have the same effect as a vote against such Proposal.

Dissenters' or Appraisal Rights

     Limited Partners who vote against any of the Proposals will not be entitled to dissenters' or appraisal rights under Delaware law or under the Partnership Agreement.

                                 THE PARTNERSHIP


Business of the Partnership

     The Partnership is a limited partnership formed in June 1988 under the Delaware Act, to invest in existing income-producing residential real estate properties. Crown Management Corporation, a New Jersey corporation which is a wholly-owned subsidiary of Clover Financial Corporation, a New Jersey corporation ("Clover Financial"), is the General Partner of the Partnership. The Partnership sold $3,588,130 of Units in a public offering, which amount reflects purchases by officers, directors and employees of the Partnership and its affiliates net of selling commissions and purchases by certain subscribers with reduced commissions.

     On January 25, 1989, the Partnership acquired the Royal Wood Apartments, a 256-unit mid-rise residential apartment complex located in Stone Mountain (Atlanta), Georgia, which it acquired from an unaffiliated seller (the "Seller"), for a purchase price of $10,400,000. The Partnership also incurred costs of $45,805 in connection with acquisition, and paid an acquisition fee of $197,505 to the General Partner upon the closing of the offering of Units. The Partnership financed the acquisition by assuming the existing Note in the principal amount of $8,000,000 and by obtaining interim bank financing in the amount of $2,750,000. On January 26, 1989, the Partnership sold back to the Seller an undeveloped parcel of land (approximately 15 acres) (the "Parcel") at the Royal Wood Apartments for a cash price of $800,000, of which $200,000 was used to prepay a portion of the Note, and the balance was retained by the Partnership as working capital reserves. The $2,750,000 interim bank loan was subsequently refinanced with a $2,750,000 loan from an affiliate of the Partnership. The affiliate loan was repaid in full on October 1, 1990 from the net proceeds of the offering of the Units.


Outstanding Real Estate Note

     The Partnership acquired title to the Royal Wood Apartments subject to a certain Deed to Secure Debt, Assignment of Rents and Security Agreement dated June 24, 1986 previously made by the predecessor in interest to the property, Royal Wood Associates, a Montana limited partnership, in favor of Lender, (as amended on January 25, 1989 and May 1, 1992, the "Security Deed") which Security Deed secures the Note. In addition to the Note and Security Deed, the Partnership also acquired the Royal Wood Apartments subject to an Assignment of Rents and Leases, dated June 24, 1986.

     The maturity date of the Note was extended to July 1, 1997 in the First Modification of Real Estate Note dated as of May 1, 1992 (the "First Modification"). Pursuant to the terms of the First Modification, the Partnership agreed to enter into an Escrow & Security Agreement (the "Escrow Agreement"), also dated as of May 1, 1992. The Escrow Agreement provides for the collection of certain funds by First Fidelity Mortgage Corporation (the "Escrowholder") to cover the taxes on the Royal Wood Apartments and for the annual collection by the Escrowholder of all operating income of the Partnership excluding certain approved expenses (i.e.; customary day-to-day expenses paid to Borrower relating to the operation, management or ownership of the Property).

     The First Modification provides that the Partnership will be subject to a pre-payment penalty (the "Pre-Payment Penalty") if the Note is pre-paid prior to March 24, 1997 which would result in a penalty of approximately $100,000.

     The original principal amount of the Note was $8,000,000. On the estimated closing date of the Sale, December 31, 1996, the outstanding principal on the Note will be approximately $7,320,000. The outstanding principal on the Note will be paid from the proceeds of a Sale or Alternative Sale.

     In connection with the Sale, the General Partner has negotiated with the Lender to pay-off the Note in a discounted amount of $7,143,000 so long as the
Note is paid-off on or before March 31, 1997. In addition, the Lender has agreed to waive the Pre-Payment Penalty.


Property of the Partnership

     The Property, located at 200 Summit Lake Drive, Atlanta, Georgia, was built in 1979 and consists of 256 apartment units in 28 two story buildings on 21.483 acres of land. The Property includes 455 parking spaces and the unit mix is as follows:

Number                                                       Total
of Units           Type                      Sq. Ft.         Sq. Ft.
--------           ----                      -------         -------

 32       1 BR/1 Bath Garden                    544           17,408
 88       1 BR/1 Bath Garden                    776           68,288
 64       1 BR/1-1/2 Bath                       972           62,208
          Townhouse
 72       2 BR/2 Bath Garden                  1,158           83,376
---                                                          -------
256                                                          231,280


     The average occupancy rates at the Royal Wood Apartments for the five years ended December 31, 1991, 1992, 1993, 1994 and 1995 were 91.9%, 90.6%, 92.9%, 93.9% and 95.0%, respectively, and the average effective annual rentals per unit for those five years were $5,096, $5,498, $5,650, $5,824 and $6,177, respectively. The average effective rental rates per unit for the six month and three month periods ended June 30, 1996 were $3,320 and $1,664, respectively, compared to $2,980 and $1,494 for the corresponding periods of 1995. The average occupancy for the six and three months ended June 30, 1996 was 95% and 94%, respectively, compared to 96% for each of the corresponding periods of 1995. The realty tax rates for the Royal Wood Apartments for the periods ended June 30, 1994, June 30, 1995 and June 30, 1996 were $41.51 per $1,000 of assessed value, resulting in annual taxes of $116,344, $126,220 and $122,870, respectively. The General Partner believes that the Property is adequately covered by insurance.

     Major projects planned for 1997 (all of which are subject to the prior written consent of the Lender), at an estimated total cost of $268,000, include exterior wood repairs and painting, carpeting and replacement of certain appliances. Funding for these projects is expected to be provided by the Property's operating cash flow.

     Effective February 21, 1995, the General Partner and certain of its affiliates entered into an agreement with NPI-CL Management L.P. ("NPI"), an entity unaffiliated with the Partnership or its General Partner, pursuant to which NPI began providing day-to-day asset management services for the Partnership as well as property management services for the Partnership. NPI replaced Allstate Management Corp. ("Allstate"), an affiliate of the General Partner. The Partnership remains indebted to Allstate for accrued and unpaid property management fees and reimbursable costs of approximately $487,600, and to Clover Financial for advances to the Partnership of approximately $321,300. The amounts owed to Allstate and Clover Financial will be waived and forgiven upon the occurrence of a Sale or Alternative Sale.

     In January 1996, NPI was acquired by an affiliate of Insignia Financial Group, Inc. ("Insignia"). According to Commercial Property News and the National Multi-Housing Council, Insignia is the largest property manager in the United States. The General Partner does not believe this transaction will have a significant impact on the Partnership.

     As a result of the acquisition of NPI, Insignia now prepares quarterly and annual reports for the Partnership, responds to questions pertaining to property and investment performance, maintains the investor data base and serves as the transfer agent for the Partnership. The Loan Agreement restricts the

Partnership's ability to pay Insignia for its services and, consequently, no fees are paid to Insignia by the Partnership, nor are any accruing.



Security Ownership of Directors and Officers of the General Partner

     As of the Record Date, the Partnership had 3,591 Units outstanding, held by 351 holders. There is no established trading market for the Units. The Partnership is not aware of any person or group of persons who owns more than 5% of the outstanding Units.

     The General Partner has the sole right to manage the business of the Partnership and make any and all decisions with respect thereto. The Limited Partners are allowed to vote or consent only in limited circumstances as permitted by the Delaware Act and as specifically set forth in the Partnership Agreement. The General Partner has ultimate authority in all Partnership business decisions.

     The General Partner has the right to delegate management functions. Limited Partners have no right to participate in the management of the Partnership.

     As of September 30, 1996, the directors and officers of the General Partner individually and as a group beneficially owned the following number of Units of the Partnership:

                                    Amount and Nature
                                      of Beneficial               Percentage
Name                                Ownership of Units            Interest
----                                ------------------            --------

Donald N. Love                              6                         *
Diane P. Duggan                             6                         *
All directors and
  officers as a group
  (4 persons)                               12                        *

------------------------
*  Less than one percent

                         BACKGROUND AND REASONS FOR THE
                                  PROPOSED SALE


The Buyer

     The principal executive offices of Strand Inc. are located at Vancouver Centre, 650 West Georgia Street, 21st Floor, Vancouver, British Columbia V6B 4N7 and its telephone number is (604) 687-1919.

     Since 1976, the Buyer has acquired, developed and financed a portfolio of real estate assets with a combined value of more than $1.8 billion. While the Buyer's primary focus has been the acquisition of multi-family properties throughout North America, the Buyer has also been actively involved in a number of other sectors, including: the development of multi-family garden style and highrise apartments and condominium projects; single family lot development; the development of multi-unit warehouse projects; and, the provision of mortgage financing to developers for residential and commercial developments. The Buyer is not affiliated with the Partnership or the General Partner.


Background of the Sale

     On September 10, 1996, the Buyer and the Partnership agreed to enter into an Agreement of Sale, which the parties are currently negotiating and expect to finalize on or about November 15, 1996. The Partnership also considered a sale of the Royal Wood Apartments to other potential buyers, none of which offered a purchase price as high as the Purchase Price offered by the Buyer.

     The General Partner considered, but rejected as not in the best interests of the Limited Partners, retaining its interest in the Royal Wood Apartments for the foreseeable future with the expectation of achieving greater capital appreciation. This alternative was rejected because of the factors discussed below.


Material Factors to be Considered in Connection with the Sale
Proposal and the Alternative Sale Proposal

     In order to assist the Limited Partners in determining whether to consent to the Sale Proposal and the Alternative Sale Proposal, this Proxy Statement contains information relating to the business and financial history of the Partnership, and certain tax considerations if a sale of the Property is completed. Although no attempt has been made to discuss herein all factors which might be considered in reviewing such information, the General Partner believes that the principal factors discussed below should be considered by each Limited Partner.

     The General Partner considered the following material factors that weigh in favor of the Sale Proposal and the Alternative Sale Proposal: (1) the possibility that the Partnership will not have adequate cash to repay the Note when it becomes due on July 1, 1997, and the potential foreclosure on the Royal Wood Apartments if the Lender is unwilling to negotiate an extension of the maturity date or if the Partnership is unable to obtain alternate financing to satisfy the Note; (2) the potential for increased operating and maintenance expenses required in future years as the Royal Wood Apartments age; (3) certain risks applicable to the ownership of apartment complexes, including competition from other rental apartment and townhouse developments in the Atlanta/Stone Mountain area, and adverse local market conditions due to changes in the economic conditions in the Atlanta/Stone Mountain region or nationally; (4) the administrative costs necessary to operate the Partnership as a public entity;
(5) the potential for Limited Partners to realize higher returns on the cash distributed from the Sale than they otherwise would receive if the Royal Wood Apartments were not sold; (6) the lack of an established trading market for the Units; and (7) the tax return requirements and associated expenses as a result of owning the Units.

     The General Partner considered the following material factors that weigh against the Sale Proposal and the Alternative Sale Proposal: (1) the possibility that future rental income could more than offset future operating and maintenance costs and, as a result, cash flow distributions to the Limited Partners could thereby resume; and (2) the possibility of eventually obtaining a higher purchase price for the Royal Wood Apartments if it is not sold in the foreseeable future.

     Generally, in the initial years after the construction of an apartment complex, maintenance costs are low. As an apartment property ages, maintenance costs increase in order to preserve the physical quality of the property and to compete with newer or newly renovated complexes. The Property is approximately 17 years in age. Although the General Partner believes there are currently no structural maintenance concerns at the Property, the General Partner expects that the Property will require, through 2001, substantial maintenance and improvement expenditures which will be necessary to maintain the competitive position of the Property, which expenditures are estimated to be between $800,000 and $1.1 million. There are no assurances that the actual costs of completing the repair and replacement projects discussed above will not be more or less than the estimate provided or that additional maintenance expenses will not be required.

     With respect to the Sale Proposal, the General Partner also considered the fairness of the Purchase Price. Based on its experience in the real estate industry and on the Partnership's consideration of the sale of the Royal Wood Apartments to other prospective buyers, the General Partner believes that the Purchase Price represents a fair price to the Partnership.

     With respect to the Alternative Sale Proposal, the General Partner believes that the conditions that must be satisfied in connection with an Alternative Sale ensure that such a transaction will be fair to the Limited Partners. The General Partner also considered that, if the Sale is not completed, approval of the Alternative Sale Proposal will enable the Royal Wood Apartments to be sold without the time and cost involved in soliciting the approval of the Limited Partners to a specific Alternative Sale.

     Balancing all of the material factors listed above, but without attaching relative weight to them, the General Partner determined that both the Sale Proposal and the Alternative Sale Proposal are fair and in the best interests of the Limited Partners.

                          DESCRIPTION OF THE PROPOSALS


General Discussion of Proposed Sale and the Proposed Alternative Sale

     The Buyer has agreed to pay to the Partnership a cash payment of $7,800,000 for the Royal Wood Apartments. Upon execution of the Sale Agreement, the Buyer has agreed that it will deposit into escrow a total of $100,000 (the "Deposit").

     In addition, the Buyer will be responsible for title insurance and survey expenses. The Seller will be responsible for transfer taxes associated with the Sale. In addition, the Buyer will be solely responsible for the payment of a commission to The Apartment Group, the broker in the Sale transaction, pursuant to a separate agreement.

     The Sale Agreement will provide that certain items are to be apportioned pro rata between the Partnership and the Buyer including: current collected rents and prepaid rents; real estate taxes; water and sewer charges; amounts due on service contracts assigned by the Partnership to Buyer pursuant to the Sale Agreement; and any other current charges incurred in connection with the normal operation of the Royal Wood Apartments.

     It is anticipated that the closing of the Sale (the "Closing") will take place by the end of 1996 or early in 1997 (the "Closing Date"). The Buyer's obligation to close under the Sale Agreement will be subject to and conditioned upon, among other things, the receipt of any and all approvals and consents necessary for the Partnership to complete the Sale. The Partnership is required to use its best efforts to endeavor to obtain all approvals and consents. If all approvals and consents are not received within 15 days after execution of the Sale Agreement, the Sale Agreement (unless it is amended or extended) will automatically terminate and the Deposit delivered by the Buyer and interest thereon will be returned to the Buyer and neither party shall have further obligations to the other hereunder.

     In addition, Buyer will have the right, at its sole discretion, to terminate the Sale Agreement for a period of thirty (30) days following the execution of the Sale Agreement (the "Due Diligence Period") for any reason. At the end of the Due Diligence Period, Buyer shall be required to advance an additional deposit of $50,000 to the Partnership.

     The Sale Agreement will require the Partnership, at its own expense, to make certain repairs, including the replacement of six roofs, asphalt repair, seal coat and stripping of parking lots, and concrete repairs to the walkways; such repairs are expected to be paid from the Partnership's operating cash flows.

     The Partnership will have the right to terminate the Sale Agreement in the event the Buyer fails to comply with or otherwise defaults in any of the provisions of the Sale Agreement (in which case all Deposit money delivered by the Buyer to the Partnership pursuant to the Sale Agreement, will be retained by the Partnership as liquidated damages). The Buyer will have the right to terminate the Sale Agreement if the Partnership is unable to deliver title to the Property in accordance with the Sale Agreement.

     In addition, the Sale Agreement will provide that the Buyer has the right to terminate the Sale Agreement upon the occurrence of the events summarized below:

     o The Property is damaged by fire or other casualty and the cost of restoration exceeds five percent of the Purchase Price; or

     o A material portion of the Property is taken pursuant to a condemnation proceeding.

     Because the Closing will be subject to contingencies set forth in the Sale Agreement, there can be no assurance that the proposed Sale will occur. If all conditions precedent to the Buyer's obligation to close are not satisfied by the Closing, the Buyer's obligation to purchase the Royal Wood Apartments will terminate and all Deposit money will be returned, unless the Buyer and the Partnership agree to extend the date of the Closing.

     In addition, by voting in favor of the Sale Proposal, the Limited Partners authorize the General Partner to agree on behalf of the Partnership to any modifications, amendments and waivers to the Sale Agreement which the General Partner determines to be necessary or appropriate, including changes in the amount and type of consideration to be received by the Partnership.

     Although the terms of an Alternative Sale transaction may be similar to the terms of the Sale Agreement set forth above, the General Partner will be authorized to agree on behalf of the Partnership to any modifications or variations to the terms of the Sale Agreement in negotiating an Alternative Sale which the General Partner determines to be necessary or appropriate, including changes in the amount and type of consideration to be received by the Partnership.

     Regulatory Compliance

     Other than the applicable rules and regulations of the Securities and Exchange Commission, the General Partner knows of no other Federal or State regulatory requirements with which the Partnership or the Buyer must comply in order to complete the Sale or an Alternative Sale. However, the Partnership will be required to comply with certain filing requirements under Delaware law in order to effect the termination and dissolution of the Partnership subsequent to a Sale or an Alternative Sale.


     Consequences If Proposals Are Not Approved

     If the Sale Proposal is not approved by a Majority Vote, (i) the Sale will not be completed and (ii) an Alternative Sale will not be authorized. If the Sale Proposal is approved by a Majority Vote but is not completed for any reason and the Alternative Sale Proposal is approved by Majority Vote, the Partnership will be authorized to sell the Royal Wood Apartments to another buyer without further approval from the Limited Partners pursuant to the terms of the Alternative Sale Proposal.

     If the Proposals are not approved by a Majority Vote, the Partnership would continue to operate the Royal Wood Apartments and the General Partner would consider other sale opportunities if and as they became available. In addition, the General Partner would be required to solicit the approval of the Limited Partners with respect to any subsequent sale of the Royal Wood Apartments and to incur the additional costs necessary to solicit the approval of the Limited Partners at such later point in time.

     Also, if the Proposals are not approved and the Royal Wood Apartments are not sold prior to July 1, 1997, the Partnership may not be able to satisfy the Note on July 1, 1997 as required, and if it is unable to negotiate an extension of the Note or obtain alternate financing at that time, the Lender may foreclose on the Property which may result in the Partnership filing for bankruptcy.


                        DISTRIBUTIONS TO LIMITED PARTNERS


Sale

     If the Sale is completed, the Partnership will terminate and dissolve. The General Partner will distribute the net Sale proceeds and the Partnership's existing cash in accordance with the terms of the Partnership Agreement.

     The Partnership Agreement provides that upon the sale of all of the Partnership's interests in real property or upon any other event resulting in the termination, winding up and liquidation of the Partnership, all proceeds from a sale and all other amounts available for distribution are to be distributed to the General Partner and the Limited Partners in accordance with their positive capital account balances, as determined after taking into account all capital account adjustments for the taxable year of the Partnership during which such liquidation occurs. Since the General Partner will have a negative capital account balance on the Closing Date, it will not receive any of the proceeds from the Sale.

     All Limited Partners are encouraged to review carefully the following chart which summarizes the calculation of the estimated distribution per Unit in connection with the proposed Sale. The calculations in this chart are based upon estimates, assuming a Closing Date of December 31, 1996. Actual results will likely differ from these estimates.

     The estimated distribution amounts in the following chart differ from the distribution amounts set forth in the "Unaudited Pro Forma Financial Statements" of the Partnership included elsewhere in this Proxy Statement because the pro forma condensed balance sheets give effect to the Sale and the resulting distribution of net cash proceeds as if they had occurred on December 31, 1995 and June 30, 1996.

                             SOURCE AND USE OF FUNDS

                                                                     Total
                                                                     -----

Estimated Source of Funds
  Purchase Price                                                  $7,800,000
  Operating Cash Balance                                              75,000
                                                                  ----------

Estimated Total Sources of Funds                                  $7,875,000
                                                                  ==========

Estimated Uses of Funds
  Pay-off of First Mortgage                                       $7,143,000
    Closing Costs                                                     35,000
    Proxy Statement Costs (including filing
    fees, printing, mailing and solicitation
    costs)                                                            20,000

  Legal Fees                                                          80,000
  Accounting Fees                                                     10,000
  Reserves for Post-Closing Expenses                                  47,000
                                                                  ----------


Estimated Total Uses of Funds                                     $7,335,000
                                                                  ==========

Total Estimated Distribution
 to Limited Partners                                              $  540,000
                                                                  ==========

Estimated Distribution
 per Unit                                                         $      150
                                                                  ==========




Alternative Sale

         If the Partnership received net proceeds from an Alternative Sale similar to the estimated net proceeds from the Sale set forth above, the estimated distribution per Unit would approximate the amount calculated above in connection with the proposed Sale. There can, however, be no assurances that a sale to another buyer in an Alternative Sale will be on as favorable terms to the Partnership as the terms of the Sale.

                              ACCOUNTING TREATMENT


     Upon the Closing of the Sale, the Partnership currently estimates that it will realize a loss for accounting purposes. The amount of the loss will differ from the loss reflected in the "Unaudited Pro Forma Financial Statements" of the Partnership included elsewhere in this Proxy Statement due to results of operations after December 31, 1995 and June 30, 1996, the dates as of which such pro forma financial information assumes the Sale to have occurred, and through the anticipated date of Closing of the Sale.

     Due to the proposed sale of the Royal Wood Apartments and the subsequent liquidation of the Partnership, the Partnership will reflect its investment in the property at the lower of cost or market by recording an impairment loss in the statement of operations for the quarter ended September 30, 1996.

                             INCOME TAX CONSEQUENCES

     The following discussion of Federal income tax consequences is intended to inform Limited Partners of the anticipated Federal income tax consequences to the Limited Partners resulting from the Sale (which is anticipated to take place by the end of 1996 or early in 1997) or an Alternative Sale. This discussion is based upon information compiled by the General Partner and is not based upon the advice or an opinion of counsel. The following discussion should not be considered tax advice. Based on the complexities of the Federal income tax laws and because the tax consequences may vary depending upon a holder's individual circumstances or tax status, it is recommended that each Limited Partner consult his tax advisor concerning the Federal (and any applicable state, local or other) tax consequences of the liquidation and dissolution of the Partnership pursuant to a Sale or Alternative Sale.


Sale Proposal

     The General Partner anticipates that the Sale will result in a loss to the Partnership for federal income tax purposes. The amount of the loss will be the excess of the Partnership's adjusted basis in the Royal Wood Apartments over the amount realized on the Sale. The amount realized will be the Purchase Price less the expenses of Sale, such as transfer taxes and expenses incurred or allowances made to repair the Property or otherwise put it in acceptable condition to the Buyer. The Partnership's adjusted basis in the Property is the cost of such Property when purchased less the sale of the adjacent Parcel back to the Seller plus capital improvements reduced by depreciation deductions taken with respect to the Property. The Partnership's loss on the Sale will be allocated among the Limited Partners in the manner discussed below. The character of any loss allocable to Limited Partners will be the same as the character of the loss reported by the Partnership.

     The Property is real property used in a trade or business. Such property is excluded from the definition of capital assets under Section 1221(2) of the Code. Instead, the character of gain or loss from the sale or exchange of such property is governed by the provisions of Section 1231 of the Code and such property is referred to herein as a "Section 1231 asset." In general, if property sold is a Section 1231 asset, gains and losses from the sale allocable to a taxpayer are combined with any other Section 1231 gains or losses of such taxpayer and a net gain is treated as a capital gain while a net loss is treated as an ordinary loss. There is an exception in the case of gains recognized on a sale or exchange of Section 1231 assets where a taxpayer has incurred losses on such sales or exchanges during the preceding five taxable years if such losses were treated as ordinary losses.

     The Partnership's loss to be allocated among the Limited Partners on the Sale of the Royal Wood Apartments will be characterized as a loss under Section 1231 of the Code, which would be an ordinary loss unless such loss is used to offset Section 1231 capital gains of the Limited Partners. Partnership losses are allocated 99% to the Limited Partners and 1% to the General Partner.

     In addition to the loss from the Sale by the Partnership, the General Partner also anticipates that the Partnership's operating income combined with forgiveness of liabilities owed to the General Partner combined with the Partnership's operating loss will result in net income from operations in the year of the Sale being allocated to the Limited Partners. The net income from operations would be characterized as ordinary income and also as passive activity income under Section 469 of the Code as discussed below.

     Section 469 of the Code provides special rules for the treatment of income and loss from "passive activities." A passive activity, for purposes of this section, includes any rental activity, and therefore a Limited Partner's distributive share of Partnership income or loss is treated as income or loss from a passive activity. Losses from passive activities, to the extent they exceed income from all such activities (exclusive of interest, dividends, royalties, and similar items which are referred to as "portfolio income"), generally may not be deducted against other income of the taxpayer, including wages, active business income, and the taxpayer's own portfolio income. Suspended losses are carried forward and treated as deductions from passive activities in the next taxable year. An exception exists, however, if during the taxable year a taxpayer disposes of his entire interest in a passive activity in a fully taxable transaction (i.e., one in which all realized gains and losses are recognized). In such cases, any excess losses for the activity may be used to offset nonpassive income.

     Since the Partnership's only asset consists of the Royal Wood Apartments, the sale by the Partnership of the Royal Wood Apartments followed by the liquidation of the Partnership and its distribution of available cash to the Limited Partners will constitute a complete disposition by a Limited Partner of his interest in the Partnership (unless he has elected to aggregate his limited partnership interest with other similar interests). As a result, the excess of
(1) the sum of any loss from the Partnership for the taxable year in which the Sale occurs (including losses carried over from prior years) plus any losses realized on the Sale, over (2) net income or gain for such taxable year from all passive activities (including the

Partnership) will not be treated as a loss from a passive activity. Thus, such excess loss, if any, may be used by a Limited Partner to offset nonpassive income.

     Upon the liquidation of the Partnership, Limited Partners may receive a distribution of cash from the Partnership. If such distribution exceeds a Limited Partner's basis in his Partnership interest, after such basis has been adjusted for income from operations for the Partnership in the taxable year of the Sale and losses from the Sale, such excess will be treated as a gain realized by the Limited Partner on the sale of his Unit. Similarly, the excess of a Limited Partner's basis in his Units (after the allocations described above and including any non-deductible and non-amortized expenditures such as syndication costs allocated to the Limited Partners) over the amount distributed to such Partner will be treated as a loss realized by the Limited Partner on the sale of his Units. The General Partner anticipates that Limited Partners will realize an additional loss on the dissolution and termination of the Partnership. However, whether or not a loss will be obtained or the amount of such loss is based on each Limited Partner's adjusted tax basis in his Units. Such amounts will be reported separately by the Limited Partners and not as part of Partnership income or loss. Gain or loss realized by a Limited Partner (who is not a Dealer in such property) on the liquidation of the Partnership in respect of a Unit that has been held for more than 12 months will be treated as a long-term capital gain or loss as if such Unit had been sold. Limited Partners are urged to consult their tax advisors with regard to the tax consequences of the dissolution and termination of the Partnership.

     The deduction for capital losses of non-corporate taxpayers is limited, generally, to the amount of capital gains of such taxpayers and to $3,000 of other income. Although there is no exclusion for any portion of capital gains recognized by a taxpayer, for federal income tax purposes, capital gains are taxed at a rate not greater than 28 percent for non-corporate taxpayers. In the case of corporate taxpayers, such gains are taxed as ordinary income, and losses are allowable only to the extent of capital gains but may be carried forward or carried back as permitted.

     Gain on the Sale of the Royal Wood Apartments would also be treated as ordinary income if the Partnership were deemed to be a Dealer in real estate for federal income tax purposes. Under existing law, whether property is so held is a question of fact and dependent upon all the facts and circumstances of the particular transaction. The Partnership has not engaged in the business of buying and selling real properties and, accordingly, the General Partner does not believe that the Partnership will be treated as a Dealer in real property and will not report any gain from the sale of Partnership property as such.

     Gain on the sale of partnership property may also be characterized as ordinary income rather than capital gain to the extent that certain cost recovery ("depreciation") deductions are required to be recaptured. Since the cost of the Partnership's real property was recovered using a straight-line method of depreciation, no portion of the gain on the sale of such property would be recaptured as ordinary income. However, to the extent there was any gain on the sale of the Partnership's tangible personal property, such gain would be recaptured as ordinary income but only to the extent of prior cost recovery deductions with respect to such property.

     Since the Partnership anticipates reporting income from its operations in the year of the Sale and a loss from the Sale, the General Partner does not expect that Limited Partners will be subject to any applicable state or local income tax consequences from the transaction as a result of the Royal Wood Apartments being located in the Stone Mountain area east of Dekalb County, Georgia. However, the impact of the Sale and the dissolution and termination of the Partnership upon an individual's state or local income tax liabilities may vary depending upon each Limited Partner's state of residence and his personal income tax situation. Limited Partners should consult their tax advisors with regard to any potential state or local income tax consequences as a result of the Sale or the dissolution and termination of the Partnership.


Alternative Sale Proposal

     If the Sale is not completed, but subsequently the Partnership does sell the Royal Wood Apartments, at that time the tax consequences to Limited Partners should be as described above. If the Royal Wood Apartments were sold on terms similar to the Sale, it would be anticipated that the Partnership and the Limited Partners would recognize a loss on the transaction. However, because the Partnership will continue to report depreciation deductions on the Royal Wood Apartments, depending on the time period that elapses until the Property is sold, a sale even for the same Purchase Price could result in the Partnership reporting a gain on the transaction.

                           OTHER RELEVANT INFORMATION

     The principal executive offices of the Partnership and the General Partner are located at 23 West Park Avenue, Merchantville, New Jersey 08109, and their telephone number is (609) 662-1116.

     The Units are registered pursuant to Section 12(g) of the Securities Exchange Act of 1934 (the "Exchange Act"). Accordingly, the Partnership currently is subject to the informational filing requirements of the Exchange Act and is obligated to file periodic reports, proxy statements and other information with the Securities and Exchange Commission (the "SEC") relating to its business, financial condition and other matters. Reports and other information filed by the Partnership can be inspected and copied at the public reference facilities maintained by the SEC at 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549, and at the SEC at the SEC's Chicago regional offices at Citicorp Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661 and New York regional offices at 7 World Trade Center, 13th Floor, New York, New York 10048. Copies of such material can be obtained from the public reference section of the SEC, 450 Fifth Street, N.W., Washington, D.C. 20549 at prescribed rates. The Partnership's registration and reporting requirements under the Exchange Act will discontinue after the liquidation and dissolution of the Partnership.

     There are no material pending legal proceedings to which the Partnership is a party or to which the Property is subject.

     There is no public market for the Units, and it is not anticipated that a public market for the Units will develop. Transferability of Units is subject to substantial restrictions, including limitations contained in the Partnership Agreement. As of the date of this Proxy Statement, 351 Limited Partners held 3,591 Units.

     There have been no changes in or disagreements with the Partnership's accountants on accounting and financial disclosure.

                     CLOVER APPRECIATION PROPERTIES I, L.P.

                 SELECTED HISTORICAL FINANCIAL DATA INFORMATION


     The General Partner maintains a policy that the only cash distributions made to Partners are distributions of "net cash receipts" (other than distributions of proceeds from the sale of Partnership property or the liquidation of the Partnership). Total distributions from inception through June 30, 1996 were $240,117, which amount represents a return of capital. All distributions to Partners have been funded by current year net cash receipts and undistributed net cash receipts from prior years and all distributions have been made on a quarterly basis. No distributions have been made since 1991.

     The following table presents selected historical financial information of the Partnership as of the end of and for each of the periods presented below. The selected historical information has been derived from historical financial statements and should be read in conjunction with such statements and the related notes contained elsewhere in this Proxy Statement.

                             Selected Financial Data

                                                                        Year Ended
                                             ---------------------------------------------------------------------

                    Six Months Ended

                 6/30/96        6/30/95      12/31/95        12/31/94       12/31/93       12/31/92       12/31/91
                 -------        -------      --------        --------       --------       --------       --------
Total
Revenues       $   809,051    $   730,437    $ 1,502,645    $ 1,404,195    $ 1,348,665    $ 1,287,078    $ 1,212,935


Interest
Expense        $   332,152    $   334,848    $   670,503    $   676,685    $   682,019    $   699,646    $   717,585


Net Income
(loss)         $   (33,831)   $   (53,995)   $  (146,810)   $  (213,542)   $  (236,185)   $  (308,605)   $  (554,665)



Net Income
(loss) per
Unit           $     (9.33)   $    (14.89)   $    (40.47)   $    (58.87)   $    (65.11)   $    (85.08)   $   (152.92)

Cash
distribution
per Unit       $              $              $              $              $              $              $     12.50
               -----------    -----------    -----------    -----------    -----------    -----------    -----------

Total
assets at
end of
period         $ 8,516,474    $ 8,692,608    $ 8,487,563    $ 8,706,558    $ 8,894,576    $ 9,069,744    $ 9,349,568
               -----------    -----------    -----------    -----------    -----------    -----------    -----------

Long-term
debt           $ 8,096,900    $ 8,170,000    $ 8,134,271    $ 8,195,047    $ 8,182,042    $ 8,091,725    $ 8,029,205
               -----------    -----------    -----------    -----------    -----------    -----------    -----------

Book Value
per Unit       $     34.47    $     69.39    $     43.80    $     84.27    $    143.15    $    208.26    $    293.34


                           MANAGEMENT'S DISCUSSION AND
                         ANALYSIS OF FINANCIAL CONDITION
                            AND RESULTS OF OPERATIONS


Financial Condition; Liquidity and Capital Resources

     The Partnership owns one resi ential apartment complex located in the Stone Mountain area east of DeKalb County, Georgia. The Partnership acquired the Royal Woods Apartments on January 25, 1989 from an unaffiliated third party. The Partnership derives its revenues from rental income from its Property and is responsible for operating expenses, administrative expenses, capital improvements and debt service payments.

     At June 30, 1996, the Partnership had cash on hand of $228,335 including cash reserves of $191,336 and $36,999 in security deposits. Total cash on hand at December 31, 1995, was $141,781, including cash reserves of $104,782 and $36,999 in security deposits. While the Partnership is able to satisfy its current obligations with cash flows from operations, the General Partner believes that if there should be a reversal of the real estate market in the area where the Royal Wood Apartments are located, then it would be likely that the Partnership's current funds, together with cash flows from operations, would not be sufficient to meet the Partnership's liquidity requirements. The Partnership's working capital deficit was $29,468 on June 30, 1996, compared to a working capital deficit of $55,448 on December 31, 1995. The decrease in the working capital deficit is primarily attributable to an increase in cash and real estate tax escrows, partially offset by an increase in accounts payable, accrued expenses and prepaid rents.

     The Partnership's net cash flow from operations was $117,018 in 1995 as compared to $140,208 in 1994 and $57,716 in 1993. The decrease of $23,190 in 1995 as compared to 1994, is primarily due to an increase in cash paid for other expenses, partially offset by an increase in cash received from rentals and a decrease in interest paid. The increase of $82,492 in 1994 as compared to 1993 was primarily due to an increase in cash received from rentals. No distributions to partners were made during 1995.

     The Partnership's net cash flow from operations was $159,446 for the six months ended June 30, 1996, compared to $87,085 for the corresponding period of 1995. The increase in net cash flow from operations during the six months ended June 30, 1996, is primarily attributable to an increase in cash received from rentals, partially offset by an increase in cash paid for operating activities. No distributions to partners were made during the six months ended June 30, 1996 or 1995, and it is unlikely that distributions will be made in the foreseeable future.

     As of December 31, 1995 and June 30, 1996, the Partnership owed a total of approximately $808,900 to Clover Financial and its affiliates, including $487,600 in accrued property management fees and reimbursable costs and $321,300 in advances made to or on behalf of the Partnership. The amounts owed to Clover Financial and its affiliates will be waived and forgiven upon the occurrence of a Sale or Alternative Sale.

     Effective February 21, 1995, the General Partner and certain of its affiliates entered into an agreement with NPI-CL Management L.P. ("NPI"), an entity unaffiliated with the Partnership or its General Partner, pursuant to which NPI began providing day-to-day asset management services for the Partnership as well as property management services for the Partnership. NPI is an affiliate of National Property Investors, Inc. On January 19, 1996, the stockholders of National Property Investors, Inc. sold all of the issued and outstanding stock to IFGP Corporation, an affiliate of Insignia Financial Group, Inc.


Results of Operations

     Total revenues for the year ended December 31, 1995 were $1,502,645 as compared to $1,404,195 and $1,348,665 for the years ended December 31, 1994 and 1993, respectively. The increases in total revenue in 1995 and 1994 are primarily attributable to increases in rental income. The increases in rental income of $102,256 from 1994 to 1995 and $56,246 from 1993 to 1994 are the result of increases in occupancy and rental rates combined with a decrease in concessions and write-offs.

     Total revenues for the six and three months ended June 30, 1996, were $809,051 and $400,544, respectively, compared to $730,437 and $368,605 for the corresponding period of 1995. The increase in total revenues for the six and three months ended June 30, 1996 is primarily attributable to rental rate increases at the Partnership's investment property.

     The average effective rentals per unit were $6,177, $5,824 and $5,650 for 1995, 1994 and 1993, respectively. The average occupancy was 95.0%, 93.9% and 92.9% in 1995, 1994 and 1993, respectively. The increases in average occupancy are primarily attributable to the general improvement in the residential real estate market in the surrounding area.

     The average effective rentals per unit for the six and three months ended June 30, 1996, were $3,320 and $1,664, respectively, compared to $2 980 and $1,494 for the corresponding periods of 1995. The average occupancy for the six and three months ended June 30, 1996 was

95% and 94%, respectively, compared to 96% for each of the corresponding periods of 1995.

     Operating expenses were $688,325, $633,470 and $608,186 in 1995, 1994 and
1993, respectively. The increase in 1995 as compared to 1994 is primarily due to increases in cleaning and decorating expenses, repairs and maintenance, payroll and related costs and real estate taxes, partially offset by the elimination of management fees effective with NPI's assumption of management responsibility. Under the terms of the Property Management Agreement with NPI, NPI does not charge a management fee. The increase in 1994 as compared to 1993, is primarily due to increases in repairs and maintenance and office and miscellaneous costs. Professional services were $21,934, $41,096 and $25,308 for 1995, 1994 and 1993, respectively. The decrease in 1995 as compared to 1994 and the increase in 1994 over 1993, was primarily due to the settlement of a lawsuit in 1994 in which the Partnership paid a $10,000 deductible not covered by the insurance company and related legal expenses. Credit and collection fees were also reduced in 1995.

     Operating expenses for the six and three months ended June 30, 1996, were $367,284 and $224,565 respectively, compared to $306,241 and $146,809 for the corresponding periods of 1995. The increase in opera ing expenses is primarily attributable to an increase in repairs and maintenance expenses incurred in efforts to increase the curb appeal of the Partnership's property.

     The Partnership had a net loss of $146,810, 213,592 and $236,185 for 1995, 1994 and 1993, respectively. The reduction in loss in 1995 as compared to 1994 is primarily due to increased rental income and a decrease in professional services, partially offset by an increase in operating expenses. The reduction in loss in 1994 as compared to 1993 is also primarily due to increased rental income, partially offset by increases in operating expenses and professional services.

     The Partnership realized a net loss for the six and three months ended June 30, 1996, of $33,831 and $63,427, respectively, compared to $53,995 and $17,275 for the corresponding periods of 1995. The reduction in net loss for the six months ended June 30, 1996, is primarily due to an increase in rental revenue caused by improvements in the area and reduced write-downs, write-offs and rental concessions. The increase in net loss for the three months ended June 30, 1996, is primarily due to increased repairs and maintenance expenses.

                          INDEX TO FINANCIAL STATEMENTS

                                                                         Page
                                                                         ----
Report of Independent Certified Public
Accountants for Clover Appreciation
Properties, I, L.P. ......................................................F-1

Clover Appreciation Properties I, L.P. Balance
Sheets as of December 31, 1995 and 1994 ..................................F-2

Clover Appreciation Properties I, L.P. Statements
of Operations for each of the three years in
the period ended December 31, 1995 .......................................F-4

Clover Appreciation Properties I, L.P. Statements
of Partners' Capital for each of the three years
in the period ended December 31, 1995 ....................................F-5

Clover Appreciation Properties I, L.P. Statements
of Cash Flows for each of the three years in the
period ended December 31, 1995 ...........................................F-6

Clover Appreciation Properties I, L.P. Summary of
Significant Accounting Policies ..........................................F-8

Clover Appreciation Properties I, L.P. Notes to
the Financial Statements .................................................F-9

Financial Statement Schedules

Clover Appreciation Properties I, L.P. Schedule III
Real Estate and accumulated depreciation for each
of the three years in the period ended
December 31, 1995 .......................................................F-17

Introductory paragraph to Unaudited Pro Forma
Financial Statements for Clover Appreciation
Properties I, L.P., relating to the sale of the
Royal Wood Apartments as of December 31, 1995 ...........................F-18

Clover Appreciation Properties I, L.P. Unaudited
Pro Forma Condensed Balance Sheet as of
December 31, 1995 .......................................................F-19

Clover Appreciation Properties I, L.P. Unaudited
Pro Forma Condensed Statement of Operations
for the year ended December 31, 1995 ....................................F-20

Clover Appreciation Properties I, L.P. Notes
to Unaudited Pro Forma Condensed Financial
Statements ..............................................................F-21

Introductory paragraph to Unaudited Pro Forma
Financial Statements for Clover Appreciation
Properties I, L.P. relating to the sale of
the Royal Woods Apartments as of June 30, 1996 ..........................F-23

Clover Appreciation Properties I, L.P.
Unaudited Pro Forma Condensed Balance Sheet
of June 30, 1996 ........................................................F-24

Clover Appreciation Properties I, L.P. Unaudited
Pro Forma Condensed Statement of Operations for
the six months ended June 30, 1996 ......................................F-25

Clover Appreciation Properties I, L.P. Notes
to Unaudited Pro Forma Condensed Financial
Statements ..............................................................F-26

Crown Management Corporation Independent
Auditors' Report ........................................................F-29

Crown Management Corporation Balance Sheet as
of November 30, 1995 ....................................................F-30

Crown Management Corporation Notes to Financial
Statements ..............................................................F-31

Clover Appreciation Properties I, L.P. Unaudited
Balance Sheet as of June 30, 1996 .......................................F-34

Clover Appreciation Properties I, L.P. Unaudited
Statements of Operations for the six months ended
June 30, 1996 and 1995 ..................................................F-35

Clover Appreciation Properties I, L.P. Statements
of Partners' Capital (Deficit) for six months ended
June 30, 1996 and 1995 ..................................................F-37

Clover Appreciation Properties I, L.P. Statements
of Cash Flows for the six months ended June 30,
1996 and 1995 ...........................................................F-38

Clover Appreciation Properties I, L.P. Notes
to Financial Statements .................................................F-39

Report of Independent Certified Public Accountants



Clover Appreciation Properties I, L.P.
Merchantville, New Jersey

We have audited the accompanying balance sheets of Clover Appreciation Properties I, L.P. (a Delaware limited partnership) as of December 31, 1995 and 1994, and the related statements of operations, partners' capital and cash flows for each of the three years in the period ended December 31, 1995. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Clover Appreciation Properties I, L.P. as of December 31, 1995 and 1994, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1995 in conformity with generally accepted accounting principles.





January 30, 1996

-------------------------------------------------------------------------------


                                          Clover Appreciation Properties I, L.P.

                                                                  Balance Sheets




December 31,                                               1995          1994
---------------------------------------------------------------------------------
Assets

Current assets
  Cash (including $36,999 in 1995 and $29,670 in 1994
    of cash held for security deposits)                 $   141,781   $   118,590
  Accounts receivable                                        10,586          --
  Real estate tax escrow                                     13,429        34,697
  Prepaid expenses                                            9,998         2,733
                                                        -----------   -----------
Total current assets                                        175,794       156,020
                                                        -----------   -----------
Investment property, at cost                             10,120,054    10,090,130
Less accumulated depreciation                             1,809,055     1,540,362
                                                        -----------   -----------
Net investment property                                   8,310,999     8,549,768
                                                        -----------   -----------
Utility deposits                                                770           770
                                                        -----------   -----------
                                                         $8,487,563    $8,706,558
                                                        -----------   -----------
                                                        -----------   -----------


-------------------------------------------------------------------------------


                                          Clover Appreciation Properties I, L.P.

                                                                  Balance Sheets


December 31,                                    1995           1994
-------------------------------------------------------------------------------

Liabilities and Partners' Capital

Current liabilities
  Current maturities of mortgage payable    $    69,898    $    63,903
  Accounts payable                               37,613         58,414
  Accrued interest                               55,465         55,944
  Accrued expenses                               23,058         17,187
  Tenants' security deposits                     40,414         30,257
  Prepaid rents                                   4,794         16,946
                                            -----------    -----------
Total current liabilities                       231,242        242,651
Mortgage payable, less current maturities     7,325,375      7,395,273
Due to affiliates                               808,896        799,774
                                            -----------    -----------
Total liabilities                             8,365,513      8,437,698
                                            -----------    -----------

Commitments and contingencies
Partners' capital
  General partner (deficiency)                  (35,237)       (33,769)
  Limited partners                              157,287        302,629
                                            -----------    -----------
Total partners' capital                         122,050        268,860
                                            -----------    -----------
                                            $ 8,487,563    $ 8,706,558
                                            -----------    -----------
                                            -----------    -----------


           See accompanying summary of significant accounting policies and notes to financial statements.

-------------------------------------------------------------------------------


                                          Clover Appreciation Properties I, L.P.

                                                        Statements of Operations



Year ended December 31,                          1995           1994           1993
---------------------------------------------------------------------------------------
Revenues
  Rental income                               $ 1,502,216    $ 1,399,960    $ 1,343,714
  Other income                                       --            2,291          4,372
  Interest income                                     429          1,944            579
                                              -----------    -----------    -----------
Total revenues                                  1,502,645      1,404,195      1,348,665
                                              -----------    -----------    -----------
Expenses
  Interest                                        670,503        676,685        682,019
  Operating expenses (including affiliate
    transactions of $9,122 in 1995, $77,152
    in 1994 and $78,829 in 1993)                  688,325        633,470        608,186
  Depreciation and amortization                   268,693        266,486        269,337
  Professional services                            21,934         41,096         25,308
                                              -----------    -----------    -----------
Total expenses                                  1,649,455      1,617,737      1,584,850
                                              -----------    -----------    -----------
Net (loss)                                    $  (146,810)   $  (213,542)   $  (236,185)
                                              -----------    -----------    -----------
                                              -----------    -----------    -----------
Net (loss) per limited partnership unit       $    (40.47)   $    (58.87)   $    (65.11)
                                              -----------    -----------    -----------
                                              -----------    -----------    -----------


           See accompanying summary of significant accounting policies and notes to financial statements.

-------------------------------------------------------------------------------


                                          Clover Appreciation Properties I, L.P.

                                                 Statements of Partners' Capital

                                          General      Limited
                                          Partner      Partners         Total
-------------------------------------------------------------------------------

Balance, December 31, 1992              $ (29,272)     $ 747,859      $ 718,587

Net (loss)                                 (2,362)      (233,823)      (236,185)
                                        ---------      ---------      ---------

Balance, December 31, 1993                (31,634)       514,036        482,402

Net (loss)                                 (2,135)      (211,407)      (213,542)
                                        ---------      ---------      ---------

Balance, December 31, 1994                (33,769)       302,629        268,860

Net (loss)                                 (1,468)      (145,342)      (146,810)
                                        ---------      ---------      ---------

Balance, December 31, 1995              $ (35,237)     $ 157,287      $ 122,050
                                        ---------      ---------      ---------
                                        ---------      ---------      ---------


           See accompanying summary of significant accounting policies and notes to financial statements.

-------------------------------------------------------------------------------


                                          Clover Appreciation Properties I, L.P.

                                                        Statements of Cash Flows



Year ended December 31,                         1995          1994           1993
-------------------------------------------------------------------------------------
Operating activities
  Cash received from rentals                $ 1,485,936    $ 1,417,876    $ 1,347,194
  Other income received                            --            2,291          4,372
  Interest received                                 429          1,944            579
  Interest paid                                (670,982)      (677,123)      (682,420)
  Cash paid for other expenses                 (698,365)      (604,780)      (612,009)
                                            -----------    -----------    -----------

Net cash provided by operating activities       117,018        140,208         57,716
                                            -----------    -----------    -----------

Investing activities
  Expenditures for property                     (29,924)       (65,837)          --
                                            -----------    -----------    -----------

Financing activities
  Loans and advances from affiliates               --             --           73,503
  Repayment of mortgage payable                 (63,903)       (58,425)       (53,413)
                                            -----------    -----------    -----------

Net cash (used) provided by
  financing activities                          (63,903)       (58,425)        20,090
                                            -----------    -----------    -----------

Net increase in cash                             23,191         15,946         77,806

Cash, at beginning of year                      118,590        102,644         24,838
                                            -----------    -----------    -----------

Cash, at end of year                        $   141,781    $   118,590    $   102,644
                                            -----------    -----------    -----------
                                            -----------    -----------    -----------


           See accompanying summary of significant accounting policies and notes to financial statements.

--------------------------------------------------------------------------------


                                          Clover Appreciation Properties I, L.P.

                                                        Statements of Cash Flows




Year ended December 31,                                  1995        1994          1993
------------------------------------------------------------------------------------------
Reconciliation of net (loss) to net cash provided
  by operating activities
    Net (loss)                                        $(146,810)   $(213,542)   $(236,185)
                                                      ---------    ---------    ---------

    Adjustments
      Depreciation and amortization                     268,693      266,486      269,337
      (Increase) decrease in accounts receivable        (10,586)       7,742       (3,074)
      Decrease (increase) in real estate tax escrow      21,268       (9,101)     (13,896)
      (Increase) decrease in prepaid expenses            (7,265)       4,674          607
      (Decrease) in accounts payable                    (20,801)     (10,739)     (33,356)
      Increase (decrease) in accrued expenses
        and interest                                      5,392         (176)      (7,508)
      Increase in tenants' security deposits             10,157        7,782        2,705
      (Decrease) increase in prepaid rents              (12,152)      10,174        3,849
      Increase in due to affiliates                       9,122       76,908       75,237
                                                      ---------    ---------    ---------

Total adjustments                                       263,828      353,750      293,901
                                                      ---------    ---------    ---------

Net cash provided by operating activities             $ 117,018    $ 140,208    $  57,716
                                                      =========    =========    =========




           See accompanying summary of significant accounting policies and notes to financial statements.

-------------------------------------------------------------------------------


                                          Clover Appreciation Properties I, L.P.

                                      Summary of Significant Accounting Policies



Rental Revenue

Rental revenue is recognized when earned and represents potential billings, net of concessions and vacancies.

Income Taxes

The Partnership has not provided for income taxes, since all income and losses are to be allocated to the partners for inclusion in their respective tax returns. The tax returns, the status of the Partnership as such for tax purposes and the amount of allocable Partnership income or loss are subject to examination by the Internal Revenue Service. If such examinations result in changes with respect to the Partnership status or in changes to allocable Partnership income or loss, then the tax liability of the partners could be changed accordingly.

Net (Loss) and
Distributions Per
Partnership Unit

Net (loss) and distributions per limited partnership unit are computed from the date of the closing of the Minimum Offering (October 1, 1990) based upon net
(loss) and distributions allocated to the limited partners and the weighted average number of limited partnership units outstanding. Per unit information has been computed based on 3,591 weighted average limited partnership units outstanding.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

-------------------------------------------------------------------------------


                                          Clover Appreciation Properties I, L.P.

                                                   Notes to Financial Statements


1.    Organization
      and Basis of
      Accounting

Clover Appreciation Properties I, L.P. (the Partnership) is a limited partnership which was formed in June 1988, in the State of Delaware for the purpose of acquiring, operating and holding, directly or indirectly, residential real estate for investment purposes. Leases primarily have a term of one year or less. The general partner of the Partnership is Crown Management Corporation (Crown), a wholly-owned subsidiary of Clover Financial Corporation (Clover).

The Partnership's records are maintained on the accrual basis of accounting as adjusted for federal income tax reporting purposes. The accompanying financial statements have been prepared from such records after making appropriate adjustments, where applicable, to reflect the Partnership's accounts on the accrual basis of accounting according to generally accepted accounting principles (GAAP). For tax purposes, the Partnership in 1990 filed a Section 754 election due to the transfer of the limited partners' interest during the year resulting in stepped up basis of the Partnership's investment property. In addition, the costs incurred to modify the mortgage agreement in 1992 have been expensed for book purposes and capitalized for tax purposes and are being amortized over the remaining life of the mortgage.

The net effect of these items is summarized as follows:

December 31,                 1995                           1994
-------------------------------------------------------------------------------


                       GAAP         Tax Basis        GAAP        Tax Basis
-------------------------------------------------------------------------------


Total assets        $ 8,487,563    $ 9,719,442    $ 8,706,558    $ 9,080,085
                    ===========    ===========    ===========    ===========

Partners' capital   $   122,050    $ 1,353,929    $   268,860    $ 1,542,389
                    ===========    ===========    ===========    ===========

Net (loss)          $  (146,810)   $  (188,458)   $  (213,542)   $  (255,217)
                    ===========    ===========    ===========    ===========

-------------------------------------------------------------------------------


                                          Clover Appreciation Properties I, L.P.

                                                   Notes to Financial Statements



Reconciliation of net (loss) per financial statement to net (loss) per federal income tax return is as follows:

Year ended December 31,                   1995           1994             1993
-------------------------------------------------------------------------------


Net (loss) per financial
 statement                              $(146,810)     $(213,542)     $(236,185)

Reconciling items
      Depreciation                        (34,509)       (34,536)       (34,536)
      Amortization of debt
        modification costs                 (7,139)        (7,139)        (7,139)
                                        ---------      ---------      ---------


Net (loss) per federal
      income tax return                 $(188,458)     $(255,217)     $(277,860)
                                        ---------      ---------      ---------
                                        ---------      ---------      ---------

2.    Investment
      Property

This account balance refers to the Royal Wood Apartments, a 256 unit residential apartment complex located in Stone Mountain, Georgia, and it consists of:

December 31,                                          1995               1994
--------------------------------------------------------------------------------

Land                                               $ 1,171,749       $ 1,171,749
Apartment buildings                                  8,167,125         8,138,448
Furniture and fixtures                                 781,180           779,933
                                                   -----------       -----------
                                                    10,120,054        10,090,130
Less accumulated depreciation                        1,809,055         1,540,362
                                                   -----------       -----------
                                                   $ 8,310,999       $ 8,549,768
                                                   -----------       -----------
                                                   -----------       -----------


Depreciation is provided over the estimated useful lives of the various assets using the straight-line method. The estimated lives range from 27 to 40 years for apartment buildings and twelve years for furniture and fixtures. Maintenance and repair costs are charged to expense as incurred. Significant betterments and improvements are capitalized.

-------------------------------------------------------------------------------

                                          Clover Appreciation Properties I, L.P.

                                                   Notes to Financial Statements



3.    Notes and
      Mortgages
      Payable

In connection with the acquisition of Royal Wood, the Partnership assumed a first mortgage loan held by Aetna Life Insurance Company in the original amount of $8,000,000. The note is collateralized by the deed to the property and by the assignment of all rents and leases. The note bore interest at a rate of 9.375%.

On November 25, 1992, the Partnership entered into a loan modification agreement with Aetna Life Insurance Company effective May 1, 1992. The modification resulted in a reduction of the interest rate on the loan from 9.375 to 9% effective August 1, 1992. From September 1992 to June 1997, monthly payments of principal and interest of $61,053 will be made with a balloon payment of $7,288,004 due July 1, 1997, the maturity date of the mortgage. The lender agreed to waive all default charges and late fees.

The modification also provided for the following:

Additional principal payments equal to the excess cash flow, as defined in the agreement as all operating income less approved expenses for the fiscal years ended June 30, 1993 through 1996. Approved expenses are day to day expenses relating to the operation, management or ownership of the property exclusive of management fees, payments to the Partnership or the General Partner and affiliates, except for health insurance costs and computer fees.

Additional interest payments for the fiscal years ended June 30, 1995 through 1997 are to be equal to the lesser of: (a) excess cash flow as defined above or
(b) 1/2 of 1% of the outstanding principal balance of the loan on June 30 of each year.

If, during any of the years ended June 30, 1995 through 1997, the additional interest payment equals or exceeds the additional principal payment for that period, no additional principal payment is due. Payment of additional interest and principal are due on July 25 of each year. Through the reporting period ended June 30, 1995 there has been no excess cash flow and, therefore, there have been no payments of additional principal and interest due as required by the provisions of the modification.

-------------------------------------------------------------------------------


                                          Clover Appreciation Properties I, L.P.

                                                   Notes to Financial Statements



The minimum principal payments through maturity are as follows:

Year Ending December 31,
------------------------
      1996                                        $   69,898
      1997                                         7,325,375
                                                  ----------
                                                  $7,395,273
                                                  ----------
                                                  ----------


The Partnership also delivered an unconditional and irrevocable letter of credit to Aetna Life Insurance Company in the amount of $100,000. The letter of credit expires on September 1, 1996 and is guaranteed by Clover Financial Corporation. The Partnership has agreed to maintain the letter of credit until September 1, 1997.

4.    Transactions
      With Affiliates

Clover and its affiliates are entitled to reimbursement for administrative services rendered to the Partnership, direct expenses of Partnership operations, and goods and services used by and for the Partnership. In addition, Clover and its affiliates advanced the Partnership funds to pay initial offering, organizational, and acquisition costs, as well as to fund additional working capital outlays. These advances are non-interest bearing and a portion of the advances were repaid by the Partnership from the proceeds of the sale of limited partnership units. Clover and its affiliates also advanced the Partnership funds to pay the first and second quarter 1991 distributions. As of both December 31, 1995 and 1994, advances due to Clover and its affiliates were $321,293.

Per the loan modification agreement, only approved expenses, which are expenses that relate to the operation, management or ownership of the property, are permitted to be paid. Approved expenses do not include management fees and payments to reimburse the General Partner and its affiliates except for health insurance costs and computer fees.

-------------------------------------------------------------------------------


                                          Clover Appreciation Properties I, L.P.

                                                   Notes to Financial Statements


Effective February 21, 1995, NPI-CL, L.P. ("NPI") which is unaffiliated with the general partner, replaced an affiliate of the general partner as property manager. Until that time, as compensation for property management services performed with respect to the Property, the affiliate was entitled to fees in an amount not to exceed 5% of gross revenues. These fees were accrued but cannot be paid until the mortgage payable is satisfied.

                                                 Reimbursable
                                 Management       Costs and
                                    Fees           Advances           Total
-------------------------------------------------------------------------------


Due to affiliates, balance
      at January 1, 1993          $ 237,959        $ 336,167         $ 574,126

Incurred during 1993                 67,472           84,860           152,332
Payments during 1993                   --             (3,592)           (3,592)
                                  ---------        ---------         ---------


Due to affiliates, balance
      at December 31, 1993          305,431          417,435           722,866

Incurred during 1994                 71,008            6,144            77,152
Payments during 1994                   --               (244)             (244)
                                  ---------        ---------         ---------


Due to affiliates, balance
      at December 31, 1994          376,439          423,335           799,774

Incurred during 1995                  8,610              512             9,122
Payments during 1995                   --               --                --
                                  ---------        ---------         ---------


Due to affiliates, balance
      at December 31, 1995        $ 385,049        $ 423,847         $ 808,896
                                  ---------        ---------         ---------

--------------------------------------------------------------------------------

                                          Clover Appreciation Properties I, L.P.

                                                   Notes to Financial Statements


5.    Partnership
      Agreement

Pursuant to the terms of the Partnership Agreement, the net losses through September 1990 were allocated 1% to the General Partner and 99% to the Initial Limited Partner. After the sale of the Minimum Offering and the admission of additional limited partners to the Partnership, all items of income, gain and loss and distributions of cash are allocated as follows:

Net income of the Partnership from operations will be allocated as follows:

  (a) first, if the Partnership made net cash receipts distributions with respect to such period, an amount of net income up to the amount of such net cash receipts distributions shall be allocated among the partners in the same proportions as such net cash receipts distributions were made; provided, however, that if the total amount of net income is less than the amount of net cash receipts distributions for such a period, an amount of net income equal to the amount of net cash receipts distributions distributed to the General Partner shall be allocated to the General Partner and all remaining net income shall be allocated to the Limited Partners;

  (b) second, to those partners having deficit balances in their capital accounts in proportion to and to the extent of such deficits;

  (c) third, to those partners, if any, who have received cumulative net cash receipts distributions in the current and prior periods in an amount in excess of the cumulative amount of net income allocated to such partners in proportion to and to the extent of any such excess and;

  (d) fourth, the balance, if any, shall be allocated 10% to the General Partner and 90% to the Limited Partners in proportion to their relative ownership of units.

-------------------------------------------------------------------------------


                                          Clover Appreciation Properties I, L.P.

                                                   Notes to Financial Statements


Net income or gain realized by the Partnership on a sale shall be allocated in the following order of priority:

  (a) first, to the partners with negative capital account balances, proportionately based on the respective negative balances in their capital accounts until each such partner has a zero capital account balance;

  (b) second, to the Limited Partners until the capital account balance of each Limited Partner shall equal his adjusted capital contribution, as determined without reduction for any sale or refinancing proceeds distributed or to be distributed for the current period;

  (c) third, to the Limited Partners until their capital accounts equal the sum of the priority returns (a 12% annual noncompounded cumulative return on their adjusted capital contributions) distributed or to be distributed to the Limited Partners and the amount described in subparagraph (b);

  (d) any remaining amounts of net income or gain shall be allocated 15% to the General Partner and 85% to the Limited Partners in proportion to their relative ownership of units.

Net losses of the Partnership shall be allocated 1% to the General Partner and 99% to the Limited Partners, in accordance with their relative ownership of units.

Net cash receipts shall, to the extent determined by the General Partner, be distributed 10% to the General Partner and 90% to the Limited Partners quarterly with respect to the periods ending March 31, June 30, September 30, and December 31 of each year, with all amounts distributed to the Limited Partners as a group being divided among the Limited Partners in accordance with relative ownership of units. The sale and refinancing proceeds shall be distributed to the extent available first, to the Limited Partners in an amount equal to their adjusted capital contributions, second to the Limited Partners in an amount equal to their priority returns, and third, the balance shall be distributed 15% to the General Partner and 85% to the Limited Partners in accordance with their relative ownership of units.

6.    Commitments
      and
      Contingencies

The Partnership was involved in litigation arising from two complaints each seeking damages in excess of $50,000. Both complaints were settled and, except for the deductibles, the costs were covered under the Partnership's insurance policy.

------------------------------------------------------------------------------





Years Ended December 31, 1995, 1994 and 1993
------------------------------------------------------------------------------



                                                                                                            Cost Capitalized
                                                                              Initial Cost             Subsequent to Acquisition
                                                                             -------------             -------------------------
                                                                             Buildings and                   Buildings and
Description                                         Encumbrance     Land      Improvements     Land           Improvements
-----------------------------------------------------------------------------------------------------------------------------------

256-unit residential apartment complex
  located in Stone Mountain, Georgia                    Deed      $1,132,248   $8,513,557     $39,501           $434,748



(A) The aggregate cost for federal income tax purposes is equal to the amount at which the real estate is carried for financial reporting purposes, plus the additional stepped up basis due to a Section 754 election in the amount of $1,403,493.

(B) Reconciliation of real estate:


                                                       1995            1994            1993
                                                    -----------     -----------     -----------
Balance, at beginning of year                       $10,090,130     $10,024,293     $10,024,293

Additions during year:
  Acquisition                                            29,924          65,837            --
                                                    -----------     -----------     -----------


Balance, at end of year                             $10,120,054     $10,090,130     $10,024,293
                                                    -----------     -----------     -----------
                                                    -----------     -----------     -----------


(C) Reconciliation of accumulated depreciation:

Balance, at beginning of year                       $ 1,540,362     $ 1,273,876     $ 1,008,360
Depreciation expense                                    268,693         266,486         265,516
                                                    -----------     -----------     -----------


Balance, at end of year                             $ 1,809,055     $ 1,540,362     $ 1,273,876
                                                    -----------     -----------     -----------
                                                    -----------     -----------     -----------


--------------------------------------------------------------------------------

                                                                    SCHEDULE III

                                          Clover Appreciation Properties I, L.P.

                           Schedules of Real Estate and Accumulated Depreciation




-------------------------------------------------------------------------------




                                          Gross Amount at Which                                       Life on Which
                                Carried at December 31, 1995 (A)                                   Depreciation Has
---------------------------------------------------------------------
                    Buildings and                                         Date of         Date        Been Computed
Land                 Improvements       Total (B)     Depreciation(C)   Construction     Acquired           in 1995
-------------------------------------------------------------------------------------------------------------------
$1,171,749            $8,948,305       $10,120,054      $1,809,055         1979           1/25/89       12-40 years


-------------------------------------------------------------------------------


                     CLOVER APPRECIATION PROPERTIES I, L.P.
                    UNAUDITED PRO FORMA FINANCIAL STATEMENTS
                      FOR THE YEAR ENDED DECEMBER 31, 1995




Clover Appreciation Properties I, L.P. (the "Partnership) will enter into an agreement of sale with Strand Inc. on or about November 15, 1996. Under the terms of the agreement, the Partnership will sell the Royal Wood Apartments (including land), all related improvements and tangible and intangible property for $7,800,000.

The sale is contingent upon, among other things, the approval by a majority in interest of the limited partners of the Partnership. If the sale is approved by a majority in interest of the limited partners and all other conditions of the sale are met, the sale will be completed.

Concurrent with the sale of the Royal Wood Apartments, the Partnership will then liquidate its net assets, distribute the proceeds and be dissolved.

With respect to the alternative sale as discussed in the Proxy Statement, no buyers or transactions have been identified. Therefore, pro forma financial statements giving effect to the alternative sale are not provided.

The following unaudited pro forma financial statements have been prepared based on the financial statements of the Partnership at December 31, 1995 and for the year then ended contained herein, giving effect to the adjustments in the notes accompanying these pro forma financial statements. The pro forma condensed balance sheet as of December 31, 1995 gives effect to the sale of the Royal Wood Apartments and the resulting distribution of net cash proceeds as a result of the Partnership's termination and dissolution as if it had occurred on December 31, 1995; the pro forma condensed statement of operations for the year ended December 31, 1995 gives effect to the sale of Royal Wood Apartments as if the transaction had occurred on January 1, 1995. These pro forma financial statements are not necessarily indicative of the results that actually would have occurred if the sale of the Royal Wood Apartments had been consummated on the date indicated or which may be attained in the future, and should be read in conjunction with the Partnership's financial statements and notes thereto.

-------------------------------------------------------------------------------


                                          Clover Appreciation Properties I, L.P.

                                     Unaudited Pro Forma Condensed Balance Sheet




December 31,                                                                                                   1995
-------------------------------------------------------------------------------------------------------------------

                                                                     Pro Forma Adjustments
                                                                   -------------------------------
                                                                                        Dissolution          Pro Forma
                                                                                             of the          Condensed
                                                            As           Sale of            Limited            Balance
                                                      Reported        Royal Wood        Partnership              Sheet
----------------------------------------------------------------------------------------------------------------------

Cash                                                 $ 104,782        $  230,836 (2)     $ (335,618)(2)     $       -
Cash held for security deposits, restricted             36,999           (36,999)(2)              -                 -
Accounts receivable                                     10,586           (10,586)(2)              -                 -
Real estate tax escrow                                  13,429           (13,429)(2)              -                 -
Prepaid expenses                                         9,998            (9,998)(2)              -                 -
Utility deposits                                           770              (770)(2)              -                 -
Investment property held for sale,
  net of accumulated depreciation                    8,310,999        (7,655,000)(1)              -                 -
                                                                        (655,999)(1)
-----------------------------------------------------------------------------------------------------------------------


Total assets                                         $8,487,563      $(8,151,945)        $ (335,618)        $       -
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------


Accounts payable                                     $  37,613        $        -         $  (37,613)(2)     $       -
Accrued interest                                        55,465           (55,465)(2)              -                 -
Accrued expenses                                        23,058                 -            (23,058)(2)             -
Tenant's security deposits                              40,414           (40,414)(2)              -                 -
Prepaid rents                                            4,794            (4,794)(2)              -                 -
Mortgage payable                                     7,395,273        (7,395,273)(2)              -                 -
Due to affiliates                                      808,896                 -           (808,896)(3)             -
-----------------------------------------------------------------------------------------------------------------------


Total liabilities                                    8,365,513        (7,495,946)          (869,567)                -

General partner                                        (35,237)           (6,560)(1)         41,797 (3)             -

Limited partner                                        157,287                 -           (274,947)(2)             -
                                                                        (649,439)(1)        767,099 (3)             -
-----------------------------------------------------------------------------------------------------------------------


Total partners' capital                                122,050          (655,999)           533,949                 -

Total liabilities and partners' capital             $8,487,563       $(8,151,945)        $ (335,618)         $      -
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------



                           See notes to unaudited pro
                     forma condensed financial statements.

-------------------------------------------------------------------------------


                                          Clover Appreciation Properties I, L.P.

                           Unaudited Pro Forma Condensed Statement of Operations




Year ended December 31,                                                                                       1995
------------------------------------------------------------------------------------------------------------------


                                                                         Pro Forma Adjustments
                                                                  ---------------------------------
                                                                                        Dissolution      Pro Forma
                                                                                             of the      Condensed
                                                           As        Sale of                Limited   Statement of
                                                     Reported     Royal Wood             Partnership    Operations
-------------------------------------------------------------------------------------------------------------------
Revenues
  Rental income                                    $1,502,216    $(1,502,216)(4)         $        -    $        -
  Interest income                                         429           (429)(4)                  -             -
-------------------------------------------------------------------------------------------------------------------


Total revenues                                      1,502,645     (1,502,645)                     -             -
-------------------------------------------------------------------------------------------------------------------


Expenses
  Interest                                            670,503       (670,503)(4)                  -             -
  Operating expenses                                  688,325       (688,325)(4)                  -             -
  Depreciation and amortization                       268,693       (268,693)(4)                  -             -
  Professional services                                21,934        (21,934)(4)                  -             -
-------------------------------------------------------------------------------------------------------------------


Total expenses                                      1,649,455     (1,649,455)                     -             -
-------------------------------------------------------------------------------------------------------------------


Net (loss) income                                  $ (146,810)   $   146,810             $        -    $        -
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------


Net (loss) per limited
  partnership unit                                 $   (40.47)   $         -             $        -    $        -
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------


Distribution per limited
  partnership unit                                 $        -    $         -             $    76.56    $        -
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------


Weighted average of limited
  partnership units                                     3,591              -                  3,591             -
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------



                           See notes to unaudited pro
                     forma condensed financial statements.

-------------------------------------------------------------------------------


                                          Clover Appreciation Properties I, L.P.

                     Notes to Unaudited Pro Forma Condensed Financial Statements






1. The (loss) for accounting purposes would have been recognized on the sale after deduction of $145,000 in expenses related to the sale.

         The calculation is as follows:

         Investment property held for sale,
           net of accumulated depreciation                   $     8,310,999

         Proceeds from sale                                        7,800,000
         Less cost of sale                                          (145,000)
                                                             ---------------
         Net market value                                          7,655,000
                                                             ---------------
         (Loss) on sale                                      $       655,999
                                                             ---------------
                                                             ---------------
         Allocated to:  General Partner                      $         6,560
                        Limited Partners                     $       649,439
                                                             ---------------

                                                             $       655,999
                                                             ---------------
                                                             ---------------


         All adjustments related to the (loss) on the sale are of a non-recurring nature and are not part of the continuing operations of the Partnership. Therefore, such adjustments are not included in the pro forma condensed statement of operations.

         Per unit information for pro forma purposes has been computed on 3,591 limited partnership units.

         The expenses related to the sale are as follows:

         Closing costs                                            $   35,000
         Professional fees                                            90,000
         Proxy statement costs                                        20,000
                                                                  ----------
                                                                  $  145,000
                                                                  ----------
                                                                  ----------

-------------------------------------------------------------------------------


                                          Clover Appreciation Properties I, L.P.

                     Notes to Unaudited Pro Forma Condensed Financial Statements




2. The following pro forma adjustments to cash have been made to estimate the distribution to the partners upon dissolution of the Partnership:

         Sale of the Royal Wood Apartments
         Sales price                                            $     7,800,000
         Settlement costs                                              (145,000)
                                                                ---------------
         Net cash proceeds from sale of
           the Royal Wood Apartments                                  7,655,000

         Reimbursement of operating
           assets at settlement                                          34,783

         Satisfaction of first mortgage
           debt and accrued interest                                 (7,450,738)

         Transfer of security deposits
           and prepaid rents at settlement                              (45,208)
                                                                ---------------
         Net cash proceeds from sale of
           the Royal Wood Apartments                            $       193,837

         Cash held for security deposits,
           unrestricted upon sale                                        36,999

         Cash on hand                                           $       104,782

         Payment of remaining liabilities upon
           dissolution of the Partnership                               (60,671)
                                                                ---------------

         Distribution to limited partners                       $       274,947
                                                                ---------------
                                                                ---------------

         Distribution per limited partnership unit              $         76.56
                                                                ---------------
                                                                ---------------



3. The pro forma adjustment represents the write off of management fees and reimbursable costs and advances due to affiliates.

4. The pro forma adjustment to the statement of operations gives effect to the sale and liquidation as if they had occurred on January 1, 1995. The pro forma financial statements do not give effect to the (loss) that would have been incurred from the sale had it taken place as of that date.

-------------------------------------------------------------------------------


                                          Clover Appreciation Properties I, L.P.

                     Notes to Unaudited Pro Forma Condensed Financial Statements



                     CLOVER APPRECIATION PROPERTIES I, L.P.
                    UNAUDITED PRO FORMA FINANCIAL STATEMENTS
                     FOR THE SIX MONTHS ENDED JUNE 30, 1996




Clover Appreciation Properties I, L.P. (the "Partnership) will enter into an agreement of sale with Strand Inc. on or about November 15, 1996. Under the terms of the agreement, the Partnership will sell the Royal Wood Apartments (including land), all related improvements and tangible and intangible property for $7,800,000.

The sale is contingent upon, among other things, the approval by a majority in interest of the limited partners of the Partnership. If the sale is approved by a majority in interest of the limited partners and all other conditions of the sale are met, the sale will be completed.

Concurrent with the sale of the Royal Wood Apartments, the Partnership will then liquidate its net assets, distribute the proceeds and be dissolved.

With respect to the alternative sale as discussed in the Proxy Statement, no buyers or transactions have been identified. Therefore, pro forma financial statements giving effect to the alternative sale are not provided.

The following unaudited pro forma financial statements have been prepared based on the unaudited financial statements of the Partnership at June 30, 1996 and for the six months then ended contained herein, giving effect to the adjustments in the notes accompanying these pro forma financial statements. The pro forma condensed balance sheet as of June 30, 1996 gives effect to the sale of the Royal Wood Apartments and the resulting distribution of net cash proceeds as a result of the Partnership's termination and dissolution as if it had occurred on June 30, 1996; the pro forma condensed statement of operations for the six months ended June 30, 1996 gives effect to the sale of Royal Wood Apartments as if the transaction had occurred on January 1, 1995. These pro forma financial statements are not necessarily indicative of the results that actually would have occurred if the sale of the Royal Wood Apartments had been consummated on the date indicated or which may be attained in the future, and should be read in conjunction with the Partnership's financial statements and notes thereto.

-----------------------------------------------------------------------------


                                          Clover Appreciation Properties I, L.P.

                                     Unaudited Pro Forma Condensed Balance Sheet




June 30,                                                                                                       1996
-------------------------------------------------------------------------------------------------------------------


                                                                        Pro Forma Adjustments
                                                                    ------------------------------
                                                                                       Dissolution          Pro Forma
                                                                                            of the          Condensed
                                                            As         Sale of             Limited            Balance
                                                      Reported      Royal Wood         Partnership              Sheet
----------------------------------------------------------------------------------------------------------------------

Cash                                                 $ 191,336      $  290,846 (2)      $ (482,182)(2)      $       -
Cash held for security deposits, restricted             36,999         (36,999)(2)               -                  -
Accounts receivable                                      7,686          (7,686)(2)               -                  -
Real estate tax escrow                                  65,866         (65,866)(2)               -                  -
Utility deposits                                           770            (770)(2)               -                  -
Investment property held for sale,
  net of accumulated depreciation                    8,213,817      (7,655,000)(1)               -                  -
                                                                      (558,817)(1)
                                                     ---------      ----------          ----------          ---------


Total assets                                        $8,516,474     $(8,034,292)         $ (482,182)         $       -
                                                     ---------      ----------          ----------          ---------
                                                     ---------      ----------          ----------          ---------

Accounts payable                                     $  70,113      $        -          $  (70,113)(2)      $       -
Accrued interest                                        55,465         (55,465)(2)               -                  -
Accrued expenses                                        73,771               -             (73,771)(2)              -
Tenant's security deposits                              42,319         (42,319)(2)               -                  -
Prepaid rents                                           16,584         (16,584)(2)               -                  -
Mortgage payable                                     7,361,107      (7,361,107)(2)               -                  -
Due to affiliates                                      808,896               -            (808,896)(3)              -
                                                     ---------      ----------          ----------          ---------


Total liabilities                                    8,428,255      (7,475,475)           (952,780)                 -

General partner                                        (35,575)         (5,768)(1)          41,343 (3)              -

Limited partner                                        123,794               -            (338,298)(2)              -
                                                             -        (553,049)(1)         767,553 (3)              -
                                                     ---------      ----------          ----------          ---------


Total partners' capital                                 88,219        (558,817)            470,598                  -

Total liabilities and partners' capital             $8,516,474     $(8,034,292)         $ (482,182)         $       -
                                                     ---------      ----------          ----------          ---------
                                                     ---------      ----------          ----------          ---------



                           See notes to unaudited pro
                     forma condensed financial statements.

-------------------------------------------------------------------------------


                                          Clover Appreciation Properties I, L.P.

                           Unaudited Pro Forma Condensed Statement of Operations



Six months ended June 30,                                                                                    1996
-------------------------------------------------------------------------------------------------------------------


                                                                          Pro Forma Adjustments
                                                                       ----------------------------
                                                                                        Dissolution      Pro Forma
                                                                                             of the      Condensed
                                                             As           Sale of           Limited   Statement of
                                                       Reported        Royal Wood       Partnership     Operations
-------------------------------------------------------------------------------------------------------------------
Revenues
  Rental income                                        $809,051          $(809,051)(4)   $        -    $        -
  Interest income                                             -                  - (4)            -             -
                                                       --------          ---------       ----------    ----------

Total revenues                                          809,051           (809,051)               -             -
                                                       --------          ---------       ----------    ----------

Expenses
  Interest                                              332,152           (332,152)(4)            -             -
  Operating expenses                                    367,284           (367,284)(4)            -             -
  Depreciation and amortization                         135,908           (135,908)(4)            -             -
  Professional services                                   7,538             (7,538)(4)            -             -
                                                       --------          ---------       ----------    ----------

Total expenses                                          842,882           (842,882)               -             -
                                                       --------          ---------       ----------    ----------

Net (loss) income                                      $(33,831)         $  33,831       $        -    $        -
                                                       ========          =========       ==========    ==========

Net (loss) per limited
  partnership unit                                     $  (9.33)         $       -       $        -    $        -
                                                       ========          =========       ==========    ==========

Distribution per limited
  partnership unit                                     $      -          $       -       $    94.20    $        -
                                                       ========          =========       ==========    ==========

Weighted average of limited
  partnership units                                       3,591                  -            3,591             -
                                                       ========          =========       ==========    ==========



                           See notes to unaudited pro
                     forma condensed financial statements.

-------------------------------------------------------------------------------


                                          Clover Appreciation Properties I, L.P.

                     Notes to Unaudited Pro Forma Condensed Financial Statements




1. The (loss) for accounting purposes would have been recognized on the sale after deduction of $145,000 in expenses related to the sale.

         The calculation is as follows:

         Investment property held for sale,
           net of accumulated depreciation                     $     8,213,817

         Proceeds from sale                                          7,800,000
         Less cost of sale                                            (145,000)
                                                               ---------------
         Net market value                                            7,655,000
                                                               ---------------

         Loss on sale                                          $       558,817
                                                               ===============

         Allocated to:  General Partner                        $         5,768
                        Limited Partners                       $       553,049
                                                               ---------------
                                                                     $ 558,817
                                                               ===============


         All adjustments related to the (loss) on the sale are of a non-recurring nature and are not part of the continuing operations of the Partnership. Therefore, such adjustments are not included in the pro forma condensed statement of operations.

         Per unit information for pro forma purposes has been computed on 3,591 limited partnership units.

         The expenses related to the sale are as follows:

         Closing costs                                            $   35,000
         Professional fees                                            90,000
         Proxy statement costs                                        20,000
                                                                  ----------
                                                                   $ 145,000
                                                                  ==========

-------------------------------------------------------------------------------


                                          Clover Appreciation Properties I, L.P.

                     Notes to Unaudited Pro Forma Condensed Financial Statements




2. The following pro forma adjustments to cash have been made to determine the cash available for distribution:

         Sale of the Royal Wood Apartments
         Sales price                                        $   7,800,000
         Settlement costs                                        (145,000)
                                                            -------------

        Net cash proceeds from sale of
          the Royal Wood Apartments                             7,655,000

        Reimbursement of operating
          assets at settlement                                     74,322

        Satisfaction of first mortgage
          debt and accrued interest                            (7,416,572)

        Transfer of security deposits and
          prepaid rents at settlement                             (58,903)
                                                            -------------

        Net cash proceeds from sale of
          the Royal Wood Apartments                         $     253,847

        Cash held for security deposits,
          unrestricted upon sale                                   36,999

        Cash on hand                                        $     191,336

        Payment of remaining liabilities upon
          dissolution of the Partnership                         (143,884)
                                                            -------------

        Distribution to limited partners                    $     338,298
                                                            -------------
                                                            -------------

        Distribution per limited partnership unit           $       94.20
                                                            -------------
                                                            -------------

-------------------------------------------------------------------------------


                                          Clover Appreciation Properties I, L.P.

                     Notes to Unaudited Pro Forma Condensed Financial Statements




3. The pro forma adjustment represents the write off of management fees and reimbursable costs and advances due to affiliates.

4. The pro forma adjustment to the statement of operations gives effect to the sale and liquidation as if they had occurred on January 1, 1995. The pro forma financial statements do not give effect to the loss that would have been incurred from the sale had it taken place as of that date.

Independent Auditors' Report


Crown Management Corporation and Subsidiaries
Merchantville, New Jersey

We have audited the accompanying consolidated balance sheet of Crown Management Corporation and subsidiaries (a wholly-owned subsidiary of Clover Financial Corporation) as of November 30, 1995. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated balance sheet is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated balance sheet. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated balance sheet presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated balance sheet referred to above presents fairly, in all material respects, the financial position of Crown Management Corporation and subsidiaries as of November 30, 1995, in conformity with generally accepted accounting principles.


April 22, 1996

                  Crown Management Corporation and Subsidiaries
           (A Wholly-Owned Subsidiary of Clover Financial Corporation)

                           Consolidated Balance Sheet


November 30,                                                               1995
-------------------------------------------------------------------------------

Assets

Cash                                                                   $  8,918

Prepaid expenses and other assets                                         1,111

Investment in partnerships                                              317,886
                                                                      ---------

                                                                       $327,915
                                                                      =========


Liabilities and Stockholders' Equity

Liabilities
  Share of accumulated losses from partnerships
    in excess of investments and advances                              $ 78,294
  Deferred income taxes                                                  35,725
                                                                      ---------

Total liabilities                                                       114,019
                                                                      ---------

Commitments

Stockholders' equity
  Common stock, no par value
    Authorized 1,000 shares
    Issued 728 shares                                                 1,348,648
  (Deficit)                                                          (1,134,752)
                                                                      ---------

Total stockholders' equity                                              213,896
                                                                      ---------

                                                                       $327,915
                                                                      =========



              See accompanying notes to consolidated balance sheet.

                  Crown Management Corporation and Subsidiaries
           (A Wholly-Owned Subsidiary of Clover Financial Corporation)

                   Notes to Consolidated Financial Statements



1.Organization           Organization
  and
  Principles             Crown Management Corporation (the "Company"), a
  of                     wholly-owned subsidiary of Clover Financial Corporation
  Consolidation          (Clover), formed on April 6, 1988, is the general
                         partner of Clover Appreciation Properties I, L.P.
                         (CAP I) and Clover Income Properties, III, L.P.
                         (CIP III), real estate limited partnerships.

                         Principles of Consolidation

                         The consolidated balance sheet includes the accounts of the Company and its wholly-owned subsidiaries, Environmental Concepts, Inc., Garden Hill Management Corporation and CFC Management Corporation, which are the general partners of three separate real estate limited partnerships. All significant intercompany accounts and transactions have been eliminated.


2. Summary of            Income Taxes
   Significant
   Accounting            The Company and its subsidiaries file a consolidated
   Policies              federal income tax return with Clover. The Company and
                         its subsidiaries have a tax-sharing agreement with Clover under which Clover agrees to pay to or for the benefit of the Company, the federal income tax liability of the consolidated group attributable to the Company and to treat the amount as a contribution to capital. The Company and its subsidiaries provide for state income taxes.

                         Income taxes are calculated using the liability method specified by Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes."

                         Deferred income taxes are recorded to reflect the net state tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting purposes and the amount used for income tax purposes.

                         At November 30, 1995, the Company has a net deferred tax liability of $35,725. The temporary differences pertain to the Company's investment in Partnerships and the write-off of a receivable from an affiliate for financial reporting purposes. A 100% valuation allowance has been established on the deferred tax assets since the likelihood of recognizing this benefit cannot be certain.

                  Crown Management Corporation and Subsidiaries
           (A Wholly-Owned Subsidiary of Clover Financial Corporation)

                   Notes to Consolidated Financial Statements


                         Had the Company and its subsidiaries provided for federal income taxes on an individual company basis, the accompanying consolidated balance sheet would have included a liability for deferred federal income taxes of approximately $140,000.

                         Investments

                         Investments in partnerships are accounted for using the equity method.

                         Use of Estimates

                         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


3. Investment            Environmental Concepts, Inc., Garden Hill Management
   in                    Corporation and CFC Management Corporation are the
   Partnerships          general partners in Mill Village Limited, Mt. Holly
                         Associates Limited and Community Partners Limited, respectively, all of which are Clover sponsored limited partnerships. Generally, the profits and losses from operations, cash distributions, and gains from capital transactions are allocated 25% to the general partner and 75% to the limited partners as per their respective partnership agreements.

                  Crown Management Corporation and Subsidiaries
           (A Wholly-Owned Subsidiary of Clover Financial Corporation)

                   Notes to Consolidated Financial Statements


                         As of November 30, 1995, Mill Village Limited and
                         Mt. Holly Associates Limited have ceased operations and the partnerships closed out. The following represents a summary of the financial position of Community Partners Limited as of December 31, 1995:

                         December 31,                                      1995
                                                                     ----------

                         Mortgage receivable                         $3,250,000
                         Cash                                            65,000
                         Other assets                                     3,000
                                                                     ----------

                         Total assets                                $3,318,000
                                                                     ==========

                         Mortgage payable                            $1,895,000
                         Other liabilities                                2,000
                         Partners' capital                            1,421,000
                                                                     ----------

                         Total liabilities and partners' capital     $3,318,000
                                                                     ==========


                         The Company purchased for $1,000 a 1% general partnership interest and a 98% limited partnership interest in CAP I, a partnership formed in June 1988. On January 5, 1989, the Company sold its 98% limited partnership interest to individuals affiliated with Clover for $900.

                         The Company's allocated losses in excess of its investments in and advances to CAP I and CIP III amounted to $35,115 and $43,179, respectively, and are recorded as a liability in the consolidated balance sheet.


4. Commitments           The Company, as a general partner in CAP I and CIP III,
                         could be liable for, or otherwise committed to provide funds to these partnerships.

                     CLOVER APPRECIATION PROPERTIES I, L.P.
                                  BALANCE SHEET
                                   (Unaudited)




                                                                June 30,
                                                                  1996
                                                                --------

                                     ASSETS
                                     ------
CURRENT ASSETS
  Cash (including $36,999 of cash held
         for security deposits)                               $    228,335
  Accounts receivable                                                7,686
  Real estate tax escrow                                            65,866
                                                              ------------
         Total current assets                                      301,887
                                                              ------------
INVESTMENT PROPERTY, at cost                                    10,158,780
  Less - accumulated depreciation                                1,944,963
                                                              ------------
         Net investment property                                 8,213,817
                                                              ------------
OTHER ASSETS
  Utilities deposits                                                   770
                                                              ------------
TOTAL ASSETS                                                  $  8,516,474
                                                              ============

                        LIABILITIES AND PARTNERS' CAPITAL
                        ---------------------------------

CURRENT LIABILITIES
  Current maturities of mortgage payable                      $     73,103
  Accounts payable                                                  70,113
  Accrued interest                                                  55,465
  Accrued expenses                                                  73,771
  Tenants' security deposits                                        42,319
  Prepaid rents                                                     16,584
                                                              ------------
         Total current liabilities                                 331,355
                                                              ------------
MORTGAGE PAYABLE,
       Less current maturities                                   7,288,004

DUE TO AFFILIATES                                                  808,896
                                                              ------------
     Total liabilities                                           8,428,255
                                                              ------------
PARTNERS' CAPITAL
  General partner (deficit)                                        (35,575)
  Limited partners (3,591 units
       outstanding)                                                123,794
                                                              ------------
     Total partners' capital                                        88,219
                                                              ------------
TOTAL LIABILITIES AND PARTNERS' CAPITAL                       $  8,516,474
                                                              ============



   The accompanying notes are an integral part of these financial statements.

                     CLOVER APPRECIATION PROPERTIES I, L.P.
                            STATEMENTS OF OPERATIONS
                                   (Unaudited)


                                                    For the Six Months Ended,
                                                 June 30,1996      June 30, 1995
                                                 ------------      -------------
REVENUES
     Rental income                                 $ 809,051          $ 730,084
     Interest income                                    --                  353
                                                   ---------          ---------
         Total revenues                              809,051            730,437
                                                   ---------          ---------

EXPENSES
     Professional services                             7,538              8,649
     Interest                                        332,152            334,848
     Operating expenses
         (Including affiliate transactions of $0
          and $9,122 for the six months ended
          6/30/96 and 6/30/95, respectively)         367,284            306,241
     Depreciation                                    135,908            134,694
                                                   ---------          ---------
         Total expenses                              842,882            784,432
                                                   ---------          ---------

NET LOSS                                           $ (33,831)         $ (53,995)
                                                   =========          =========

NET LOSS PER LIMITED PARTNERSHIP UNIT              $   (9.33)         $  (14.89)
                                                   =========          =========


   The accompanying notes are an integral part of these financial statements.

                     CLOVER APPRECIATION PROPERTIES I, L.P.
                            STATEMENTS OF OPERATIONS
                                   (Unaudited)


                                                  For the Three Months Ended,
                                                 June 30, 1996     June 30, 1995
                                                 -------------     -------------
REVENUES
     Rental income                                  $ 400,544         $ 368,538
     Interest income                                     --                  67
                                                    ---------         ---------
         Total revenues                               400,544           368,605
                                                    ---------         ---------

EXPENSES
     Professional services                              5,241             4,515
     Interest                                         166,011           167,209
     Operating expenses
         (Including affiliate transactions of
         $0 for the three months ended 6/30/96        224,565           146,809
         and 6/30/95, respectively)
     Depreciation                                      68,154            67,347
                                                    ---------         ---------
         Total expenses                               463,971           385,880
                                                    ---------         ---------

NET LOSS                                            $ (63,427)        $ (17,275)
                                                    =========         =========

NET LOSS PER LIMITED PARTNERSHIP UNIT               $  (17.49)        $   (4.76)
                                                    =========         =========


   The accompanying notes are an integral part of these financial statements.

                     CLOVER APPRECIATION PROPERTIES I, L.P.
                    STATEMENTS OF PARTNERS' CAPITAL (DEFICIT)
                     FOR THE SIX MONTHS ENDED JUNE 30, 1996
                                   (Unaudited)


                                             General           Limited
                                             Partner           Partners          Total
                                             -------           --------          -----
Balance, at January 1, 1996                 $(35,237)          $157,287        $122,050

Net loss for the six months
     ended June 30, 1996                        (338)           (33,493)        (33,831)
                                            --------           --------         -------
Balance, June 30, 1996                      $(35,575)          $123,794        $ 88,219
                                            ========           ========        ========

   The accompanying notes are an integral part of these financial statements.

                     CLOVER APPRECIATION PROPERTIES I, L.P.
                            STATEMENTS OF CASH FLOWS
                                   (Unaudited)

                                                          Six Months Ended
                                                              June 30,
                                                        1996            1995
                                                     ---------       ---------
OPERATING ACTIVITIES
Cash received from rentals                           $ 823,741       $ 722,569
Cash paid for operating activities                    (332,143)       (300,989)
Interest received                                         --               353
Interest paid                                         (332,152)       (334,848)
                                                     ---------       ---------
     Net cash provided by operating activities         159,446          87,085
                                                     ---------       ---------
Investing Activities
Expenditures for property                              (38,726)           --
                                                     ---------       ---------
FINANCING ACTIVITIES
Repayment of mortgage payable                          (34,166)        (31,236)
                                                     ---------       ---------
     Net increase in cash                               86,554          55,849

Cash, beginning of period                              141,781         118,590
                                                     ---------       ---------
Cash, end of period                                  $ 228,335       $ 174,439
                                                     =========       =========

RECONCILIATION OF NET LOSS TO NET CASH
     PROVIDED BY OPERATING ACTIVITIES

     NET INCOME LOSS                                 $ (33,831)      $ (53,995)

Adjustments
     Depreciation                                      135,908         134,694
     Decrease (increase) in prepaid expenses             9,998          (8,198)
     Decrease (increase) in accounts receivable          2,900          (4,221)
     (Increase) in real estate tax escrow              (52,437)        (52,476)
     Increase (decrease) in accounts payable            32,500          (5,922)
     Increase in security deposits                       1,905           4,267
     Increase (decrease) in prepaid rents               11,790          (3,294)
     Increase in accrued expenses                       50,713          67,342
     Increase in due to affiliate                         --             9,122
     (Decrease) in accrued interest                       --              (234)
                                                     ---------       ---------
Total adjustments                                      193,277         141,080
                                                     ---------       ---------
NET CASH PROVIDED BY OPERATING ACTIVITIES            $ 159,446       $  87,085
                                                     =========       =========


   The accompanying notes are an integral part of these financial statements.

                     CLOVER APPRECIATION PROPERTIES I, L.P.
                          NOTES TO FINANCIAL STATEMENTS
                                  JUNE 30, 1996
                                   (Unaudited)


Readers of this quarterly report should refer to the audited financial statements of Clover Appreciation Properties I, L.P. (the "Partnership" or "Registrant") as of December 31, 1995, as certain footnote disclosures which would substantially duplicate those contained in such audited financial statements have been omitted from this report.

1.   Investment Property:

On January 25, 1989, the Partnership acquired the Royal Wood Apartments, a 256-unit residential complex located in Stone Mountain, Georgia.

The Investment property at June 30, 1996, consists of:

            Land                                              $1,171,749

            Apartment buildings                                8,167,125

            Furniture and fixtures                               819,906
                                                              ----------
                                                              10,158,780

            Less: accumulated depreciation                     1,944,963
                                                              ----------
                                                              $8,213,817
                                                              ==========

2.   Transactions with Affiliates:

Effective February 21, 1995, NPI-CL Management, L.P. ("NPI") which is unaffiliated with Crown Management Corporation, (the "General Partner") replaced an affiliate of the General Partner as Property Manager. Until this time, as compensation for property management services performed by an affiliate of the General Partner with respect to the Property, the affiliate was entitled to a management fee in an amount not to exceed 5% of gross revenues. These fees were accrued but cannot be paid until the mortgage payable is satisfied.

Per the loan modification agreement, only approved expenses, which are expenses that relate to the operation, management or ownership of the property, are permitted to be paid.

Approved expenses did not include management fees and payments to reimburse the General Partner and its affiliates except for health insurance costs and computer fees. Certain reimbursable costs due to the affiliate have also been accrued as noted in the following table.

                     CLOVER APPRECIATION PROPERTIES I, L.P.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                  JUNE 30, 1996
                                   (Unaudited)

2.   Transactions with Affiliates (continued):

The General Partner and its affiliates have made certain advances to enable the Partnership to avoid incurring late charges on the mortgage payable which is due on the first day of each month, prior to the receipt of monthly rents from residents. As of June 30, 1996, advances due to the General Partner and its affiliates were $321,293.


                                                   Reimbursable
                                     Management     Costs and
                                        Fees        Advances       Total
                                     ----------     ---------      -----
Due to affiliates, balance at
    January 1, 1996                   $385,049      $423,847      $808,896

Incurred during the six
    months ended June 30, 1996            --            --            --

Paid during the six months ended
    June 30, 1996                         --            --            --
                                      --------      --------      --------
Due to affiliates, balance at
    June 30, 1996                     $385,049      $423,847      $808,896
                                      ========      ========      ========


3.   General:

The financial statements reflect all adjustments which are, in the opinion of the General Partner, necessary for a fair statement of results for the interim period presented. Such adjustments are of a normal recurring nature.

Certain reclassifications have been made to the 1995 information to conform to the 1996 presentation.

                                  FORM OF PROXY

                     CLOVER APPRECIATION PROPERTIES I, L.P.
                               23 West Park Avenue
                         Merchantville, New Jersey 08109

                      THIS PROXY IS SOLICITED ON BEHALF OF
                     CLOVER APPRECIATION PROPERTIES I, L.P.



     The undersigned hereby appoints Crown Management Corporation (the "General Partner") with full power of substitution, attorney and proxy, and hereby authorizes it to represent and to vote as designated below all units of limited partnership interests ("Units") in Clover Appreciation Properties I, L.P. (the "Partnership") at the Special Meeting of the Limited Partners of the Partnership, to be held on November 27, 1996, at 10:00 a.m., local time at 23 West Park Avenue, Merchantville, New Jersey 08109 or at any adjournments or postponements thereof. You are being asked to consider and vote upon the following proposals:

Please check the appropriate blank box below in blue or black ink.

1. Sale Proposal: Proposal to approve the sale of The Royal Wood Apartments (the "Royal Wood Apartments") to Strand Inc. (the "Buyer"), pursuant to the terms of the Agreement of Sale to be entered into on or about November 15, 1996 (the "Sale Agreement"), for a purchase price of $7,800,000 (the "Sale"), and to authorize the General Partner to agree on behalf of the Partnership to modifications, amendments and waivers to the final Sale Agreement which the General Partner determines to be necessary or appropriate, including changes in the amount and type of consideration to be received by the Partnership. This Sale Proposal requires approval by the holders of more than 50% of the outstanding Units of the Partnership ("Majority Vote"). Approval of this Sale Proposal will also be deemed a consent to the termination and dissolution of the Partnership (upon the completion of the Sale).


                   For   |_|   Against  |_|      Abstain   |_|


2. Alternative Sale Proposal: Proposal to authorize any alternative sale of the Royal Wood Apartments (an "Alternative Sale") approved by the General Partner. An Alternative Sale only will be authorized if (i) the Sale Proposal set forth in
         Item 1 above is approved by a Majority Vote, but is not completed for any reason, (ii) the Alternative Sale is completed by December 31, 1999 for cash consideration not less than the fair market value of the Royal Wood Apartments (as set forth in an appraisal dated within nine months of the execution of an Alternative Sale agreement) and (iii) the purchaser in such transaction is not an affiliate of the General Partner. The Alternative Sale Proposal must be approved by a Majority Vote. Approval of the Alternative Sale Proposal will also be deemed a consent to the termination and dissolution of the Partnership (upon the completion of an Alternative Sale).

                   For   |_|   Against  |_|      Abstain   |_|

         The General Partner recommends a vote FOR adoption of both of the proposals. This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned Unit holder. If no direction is made, this Proxy will be voted FOR each of the proposals, and in the discretion of the General Partner, with respect to such other matters as may properly come before the Special Meeting or any adjournment or postponement thereof. This Proxy also delegates discretionary authority to the General Partner with respect to any other business which may properly come before the Special Meeting or any adjournment or postponement thereof.


                            ---------------------------    ------
                            Signature of Unit Holder        Date


                            ---------------------------     ------
                            Print Name



                            ----------------------------    ------
                            Signature of Unit holder,        Date
                            if held jointly


                            ----------------------------    ------
                            Print Name


         Please sign exactly as your name appears on the certificate(s) representing your limited partner interest(s). When such interest(s) are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please have signed in full corporate name by the president or other authorized officer. If a partnership, please have signed in partnership name by an authorized person.